EXHIBIT 10-L

                             AGREEMENT OF LEASE
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      FOR AND IN CONSIDERATION of the mutual covenants herein contained, the parties hereto do hereby agree as follows:

      1. Incorporated Terms. The following terms are incorporated by reference into this Agreement:

      (a)  DATE OF LEASE:

           August 12, 1997

      (b)  NAME AND ADDRESS OF LANDLORD:

           PVP - SALEM ASSOCIATES, L.P.
           c/o Paul V. Profeta & Associates, Inc.
           769 Northfield Avenue
           West Orange, New Jersey  07052

      (c)  NAME AND ADDRESS OF TENANT:

           PARLEX CORPORATION
           7 Industrial Way
           Salem, New Hampshire  03079

      (d)  DESCRIPTION OF DEMISED PREMISES:

           Units 3,4,5 and 7 of the building commonly known as 7 Industrial Way, Salem, New Hampshire, consisting of approximately 34,000 square feet and shown cross-hatched on the Plot Plan Rider.

      (e)  TERM OF LEASE:

           Ten (10) years, commencing July 1, 1997 and expiring June 30, 2007, subject to such rights of termination and expiration as are otherwise set forth in this Lease, including, without limitation, the right of early termination set forth in Section 40 hereof.

      (f)  PERMITTED USE:

           Manufacture and assembly of electronic components and equipment only and for no other purpose whatsoever.

      (g)  SECURITY DEPOSIT:

           See Section 34

      (h)  BROKER:

           None.

      (i)  RIDERS TO LEASE:

           Annual Base Rent Rider
           Plot Plan Rider
           Extension Option Rider
           Real Estate Tax Rider
           Operating Expense Rider
           Available Space Rider
           Termination of Lease Rider
           Rules and Regulations Rider

      (j)  PROPORTIONATE SHARE:

           46.26%

      (k)  NAME AND ADDRESS OF TENANT'S COUNSEL:
           Edward D. Kutchin, Esq.
           Kutchin & Rufo, P.C.
           One Liberty Square
           Boston, MA 02110

      2. Description of Demised Premises. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the premises described in Section 1(d) (the "Demised Premises" or the "Premises"). The Demised Premises are part of a multi-tenant building (the "Building") located on the land (the "Land") shown on the Plot Plan Rider (the Land and Building and other improvements thereon, collectively, the "Property"). Landlord reserves the right to install pipes, wiring, shafts, vents, conduits and the like through the Premises and Tenant shall not be entitled to any reduction of Annual Base Rent by reason thereof. Without limiting the foregoing, Landlord agrees that in exercising its rights under the immediately preceding sentence it shall use good faith efforts to minimize interference with Tenant's use and occupancy of the Premises.

      3. Term. The term of the Lease (the "Term") shall commence on the date set forth in Section 1(e) (the "Commencement Date") and terminate on the date set forth in Section 1(e) (the "Expiration Date"), except as hereinafter provided.

      The first Lease Year shall be the period commencing on the Commencement Date and ending twelve calendar months thereafter, provided, however, that if the Commencement Date is not the first day of a month, the first Lease Year shall commence on the Commencement Date and end twelve calendar months from the last day of the month in which the Commencement Date occurs. Each succeeding twelve calendar month period thereafter shall be a Lease Year.

      4. Annual Base Rent; Additional Rent. (a) As of the Commencement Date the Tenant shall pay to the Landlord at the address set forth in Par. 1(b), or to such other person or at such other place as the Landlord may from time to time designate in a written notice to Tenant, WITHOUT PREVIOUS DEMAND THEREFOR AND WITHOUT COUNTERCLAIM, DEDUCTION OR SET-OFF OF ANY NATURE WHATSOEVER EXCEPT AS OTHERWISE HEREINAFTER EXPRESSLY SET FORTH, the annual base rent ("Annual Base Rent") set forth on the Annual Base Rent Rider attached hereto. Annual Base Rent shall be payable in monthly installments as set forth on the Annual Base Rent Rider in advance on or before the first day of each month during the term of the Lease. If the Commencement Date shall be other than the first day of a calendar month, Tenant shall pay Landlord on the Commencement Date the proportionate amount of Annual Base Rent for the balance of such month. The first full monthly installment of Annual Base Rent shall be paid by Tenant on the execution of this Lease, together with the Security Deposit in the amount set forth in Par. 1(g).

      (b) Tenant shall also pay to Landlord Tax Rent and Expense Rent in accordance with the Real Estate Tax Rider and Operating Expense Rider attached hereto.

      (c) All other sums other than Annual Base Rent payable by Tenant under this Lease, including, but not limited to Tax Rent, Expense Rent, Service Fees, Default Interest (as said terms are hereinafter defined), insurance costs, utility charges, Landlord's reasonable attorneys' fees and court costs, maintenance and repair costs and any other charges or costs due from Tenant in accordance with the terms of this Lease, shall be deemed to be "Additional Rent" regardless to whom such sums may be payable. EXCEPT AS OTHERWISE HEREINAFTER EXPRESSLY SET FORTH, ADDITIONAL RENT SHALL BE PAYABLE WITHOUT COUNTERCLAIM, DEDUCTION OR SET-OFF OF ANY NATURE WHATSOEVER. In the event of Tenant's failure to make timely payment of any item of Additional Rent, Landlord shall have available to it all rights and remedies provided by this Lease and by law as for non-payment of Annual Base Rent. The term "Rent" in the Lease means Annual Base Rent and Additional Rent. Acceptance and/or negotiation by Landlord of Tenant's check for any portion of Rent due shall not be construed to be a waiver of the balance of the Rent due.

      (d) In addition to, and not in lieu of or substitution for, the Tax Rent referred to in Section 4(b) hereof, Tenant shall pay before delinquency any and all taxes, assessments, impositions, excises, fees and other charges levied, assessed or imposed by governmental or quasi-governmental authority upon Tenant or its business operation, or based upon the use or occupancy of the Premises, or upon Tenant's leasehold interest, trade fixtures, furnishings, equipment, leasehold improvements, alterations, changes and additions made by Tenant, merchandise and personal property of any kind owned, installed or used by Tenant in, from or upon the Premises. Tenant shall pay, when due and payable, any sales tax, or other tax, assessment, imposition, excise or other charge now or hereafter levied, assessed or imposed upon or against this Lease or any Rent or other sums paid or to be paid hereunder, or Tenant's or Landlord's interest in this Lease or any Rent or other sums paid or to be paid hereunder, including, without limitation, any use tax and/or occupancy tax imposed, assessed or levied by the Federal Government or any department, bureau, agency or division thereof and/or by the state, county or municipality in which the Property is located and/or by any other governmental or quasi-governmental authority having jurisdiction. Should the appropriate taxing authority require that any tax, assessment, imposition, excise or other charge referred to in this Section 4(d) be collected by Landlord or Landlord's agent for or on behalf of such taxing authority, then such tax, assessment, imposition, excise or other charge shall be paid by Tenant to Landlord or Landlord's agent in monthly installments as Additional Rent in accordance with the terms of any notice from Landlord or Landlord's agent to such effect. The taxes, assessments, impositions, excises, fees and other charges described in this Section 4(d) shall be the obligation of Tenant and not Landlord or Landlord's agent. If any tax, assessment, imposition, excise, fee or other charge covered by this
Section 4(d) is imposed on Landlord or Landlord's agent, then, Tenant shall pay the same to Landlord, as Additional Rent hereunder, within ten (10) days after receipt of each bill therefor. Notwithstanding the foregoing, it is the express intent and understanding of the parties that Tenant shall not be required to pay for the same item twice; therefore, Tenant's obligation under this Section 4(d) shall not include any component of the Tax Rent.

      5. Net Lease. It is the intention of Landlord and Tenant that this is a net lease and that the Annual Base Rent shall be absolutely net to Landlord and that Tenant shall be solely responsible for and pay all costs for the use, operation, maintenance, care and repair of the Demised Premises and its Proportionate Share of the same with respect to the Property.

      6. Insurance. (a) Throughout the Term, Tenant shall procure and maintain, at its expense, a policy of comprehensive public liability insurance, including contractual liability coverage and automobile liability insurance on all owned, non-owned and hired vehicles used in connection with the Demised Premises (which automobile liability insurance can be secondary coverage), insuring Landlord, PVP-Salem Corp., Paul V. Profeta personally, Paul V. Profeta & Associates, Inc. (Landlord's managing agent) any party holding a mortgage on the Property ("Landlord's Mortgagee") and Tenant against such liability as Tenant is obligated to indemnify Landlord against pursuant to Section 24 hereof. The initial amount of such insurance shall be at least $5,000,000 in combined single limit with respect to injury or death in any one accident, and at least $5,000,000 for damage to property. Such amount shall be subject to periodic increase in accordance with commercially reasonable standards, provided, Landlord shall not so increase said amount more than once every three years. However, the amount of such insurance shall not limit Tenant's liability hereunder.

      (b) Each insurance policy shall name as certificate holders and additional insureds Landlord, PVP-Salem Corp., Paul V. Profeta personally, Paul V. Profeta & Associates, Inc., and any Landlord's Mortgagee, as their respective interests may appear, except that the foregoing designation shall not be required with respect to Tenant's workers' compensation insurance. Each policy shall contain standard mortgagee endorsement clauses. All insurance policies shall be maintained with insurance companies authorized to transact insurance business in the state in which the Property is located and holding a "General Policyholder's Rating" of A-VIII or better, as set forth in the most current issue of "Best's Insurance Guide". The original all risk insurance policy (or copy thereof certified by the insurer) and certificates evidencing other insurance Tenant is required to maintain hereunder shall be deposited with Landlord no later than ten (10) days after the date of execution hereof. Evidence of renewals of all policies shall be deposited with Landlord not less than thirty (30) days prior to the end of the term of each such policy. Original and renewal policies or certificates authenticated by the insurer or its authorized representative shall be accompanied by proof of installment payments of the premiums as made by Tenant. Such insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Landlord and Landlord's Mortgagee by nationally reputable overnight delivery service that obtains written receipts of delivery (e.g., Federal Express, UPS), and any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord. If Tenant furnishes insurance hereunder under a blanket policy, such blanket policy shall contain an endorsement that names Landlord, PVP Salem Corp., Paul V. Profeta and Associates, Inc., Paul V. Profeta, individually, and any other designee of Landlord as certificate holders and additional named insured, references the Premises and guarantees a minimum limit available for the Premises equal to the insurance amounts required in this Lease. In the event Tenant fails to procure, maintain and/or pay for the insurance required by this Lease, at the times and for the durations specified in this Lease, which failure continues uncured for ten (10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right, but not the obligation, at any time and from time to time, and without further notice, to procure such insurance and/or pay the premiums for such insurance, in which event, Tenant shall repay Landlord, within fifteen (15) days of demand by Landlord (which demand shall be accompanied by receipts or other evidence of the amount paid by Landlord), as Additional Rent, all sums so paid by Landlord (including, but not limited to, insurance brokerage fees and/or insurance consulting fees) together with interest thereon at the Default Interest rate provided in this Lease and any reasonable costs or expenses incurred by Landlord in connection therewith, without prejudice to any other rights and remedies of Landlord under this Lease.

      (c) Tenant agrees that no insurance obtained by Tenant with respect to the Property or this leasehold shall be written by Princeton Insurance Company or any subsidiary or affiliate thereof.

      (d) Tenant shall obtain for each insurance policy procured by it regarding the Property or any property located thereon, an appropriate clause therein or endorsement thereto pursuant to which each such insurance company waives its subrogation rights against Landlord, PVP-Salem Corp., Paul V. Profeta & Associates, Inc., Paul V. Profeta personally and Tenant. If waiver of subrogation shall not be obtainable except at additional charge, Tenant shall pay the insurer's additional charge therefor. Each policy evidencing the insurance to be carried by Tenant under this Lease shall contain a clause that such policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance. Insurance proceeds payable under Tenant's policies shall be totally exhausted in satisfaction of any claim before any proceeds resulting from Landlord's policies may be utilized.

      (e) Tenant shall comply with the reasonable requirements of any insurance policy carried by Landlord or Tenant covering the Property or the Premises, all reasonable requirements of the issuer of any such policy, and the applicable regulations and requirements of the National Board of Fire Underwriters, any applicable local board of fire underwriters, and any other body exercising a similar function, except if such compliance would materially and adversely affect Tenant's ability to utilize the Premises for the use described in Section 1(f) hereof. If the premiums for any insurance policy maintained by Landlord applicable to the Property exceed the rate that would have been applicable for the permitted use of Tenant as a result of the failure by Tenant to comply with such requirements, or as a result of or in connection with the use to which the Premises are put by Tenant if said use is other than that expressly set forth in Section 1(f) of this Lease, or due to any Alterations or improvements made by Tenant and/or the methods or processes employed by Tenant and/or materials used by Tenant on or about the Premises or Property, Tenant shall reimburse Landlord for such excess within ten (10) days after Landlord's request therefor, as Additional Rent. In the event Tenant's use and occupancy of the Demised Premises causes any additional charge or increase in the insurance premiums on the Property in excess of those rates which would normally be imposed for insuring a Building of similar construction, and if said use and occupancy is other than that expressly set forth in Section 1(f) of this Lease, then and in that event, Tenant shall pay the amount of such additional charge or increase in the insurance premiums upon Landlord's demand therefor.

      7. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all light, power, natural gas, fuel, oil, sewer service, sprinkler stand-by service, water, telephone, refuse disposal and other utilities and services supplied to the Demised Premises. Landlord shall not be liable to Tenant, and Tenant's obligations under the Lease shall not be abated, in the event of any interruption or inadequacy of any utility or service supplied to the Demised Premises or Building, except to the extent that any such interruption or inadequacy is caused by the negligence or deliberate wrongful acts of Landlord.

      8. Use of Demised Premises. (a) The Demised Premises may only be used for the use set forth in Section 1(f). The Demised Premises shall not be used for retail sales or any other retail use whatsoever. No part of the Demised Premises may be used for warehousing or storage of any hazardous materials or so-called "red-labeled" materials or substances, except in accordance with all relevant law, rules, regulations and ordinances of all governmental authorities having jurisdiction.

      (b) Notwithstanding anything to the contrary in this Lease, Tenant shall not use or permit the Demised Premises to be used for (i) any unlawful purpose; (ii) in violation of the Building's zoning code designation as the same shall be in force from time to time during the term hereof; (iii) in violation of any certificate of occupancy covering the Demised Premises;
(iv) any use which may constitute a public or private nuisance or make voidable any insurance in force relating to the Demised Premises; or (v) any purpose which creates or produces noxious odors, smoke, fumes, emissions, noise or vibrations or disturbs any other tenant of the Building in said tenant's peaceful enjoyment of the Property or said tenant's premises therein.

      (c) Tenant shall not cause or permit any overloading of the floors of the Building. Tenant shall not install any equipment or other items upon or through the roof, or cause openings to be made in the roof, without Landlord's prior written consent, which consent Landlord shall not be unreasonably withheld. It shall be reasonable for Landlord to withhold its consent from any installation, work or improvement which would adversely affect the integrity of the roof or the enforceability of any roof warranty.

      (d) No storage of any goods, equipment or materials shall be permitted outside the Building.

      9. Existing Conditions. Landlord represents and warrants to Tenant that to the best of Landlord's knowledge as of the date of execution hereof, Landlord is not in receipt of any notices of outstanding violations of any laws, ordinances, orders, rules, regulations and other governmental requirements relating to the use, condition and occupancy of the Premises or Property, including the Americans With Disabilities Act, all handicapped access related requirements, and all rules, orders, regulations and requirements of the Board of Fire Underwriters or insurance service office, or any similar body having jurisdiction over the Premises. TENANT ACCEPTS THE DEMISED PREMISES IN ITS "AS IS" CONDITION AS OF THE DATE HEREOF. Except as otherwise herein provided, Tenant acknowledges that Landlord has not made any representation as to the condition of the Demised Premises or the suitability of the Demised Premises for Tenant's intended use.

      10. Maintenance and Repairs. (a) Tenant, at its cost and expense, shall keep, maintain and take good care of the Premises and shall make all repairs to the interior non-structural portions of the Premises, including the ceilings, walls, doors, windows, window treatments, lighting and flooring, which are necessary or desirable to keep the Premises in good order and repair. Upon Tenant's request, fluorescent lamps, ballasts and incandescent bulbs shall be replaced by Landlord at Tenant's expense.

      (b) In making the aforesaid repairs and/or any Alterations, as said term is defined in Section 11 hereof, Tenant shall utilize its own employees or contractors reasonably satisfactory to Landlord.

      (c) Landlord shall keep, maintain and, if necessary, replace the roof and structural portions of the Building and the plumbing and electrical service lines furnished by Landlord to the Premises and the heating, ventilation and air conditioning systems which were installed by Landlord and which service the Premises, in good order, condition and repair, and shall keep, maintain and, if necessary, replace all portions of the Property's common areas, exterior lighting, parking areas, sidewalks and landscaped areas in an attractive and clean condition free of dirt and rubbish, and clear the drives, parking areas, walkways and sidewalks of accumulations of snow and ice. Any and all reasonable costs, expenses and fees incurred by Landlord in fulfilling its obligations under the immediately preceding sentence, shall be deemed, and shall be added to, "expenses" as said term is defined in the Operating Expense Rider attached hereto.

      (d) Tenant shall not commit or suffer, and shall use all reasonable precaution to prevent waste, damage or injury to the Premises, Building or Property and the equipment thereon.

      (e) Tenant shall use its best efforts to notify Landlord immediately by telephone of any damage, leak, suspicious smell or condition Tenant discovers or becomes aware of at or about the Premises or Property.

      (f) If requested by Landlord, to facilitate snow removal work, Tenant and its employees and invitees shall park vehicles only in areas designated by Landlord or shall not park in any parking areas while snow removal work is in progress.

      (g) In the event that Landlord shall fail to provide any utilities or services which the Landlord is required to provide under this Lease or shall fail to perform any other obligation which Landlord is required to perform under this Lease, including, without limitation, any maintenance obligation, where such failure materially adversely affects the use and occupancy by the Tenant of the Premises or the Tenant's operations therein, and if such failure shall continue for more than fifteen (15) days after notice thereof from Tenant without Landlord commencing to cure such failure and thereafter pursuing such cure to completion with all diligence, then, without limitation to Tenant's other rights and remedies provided hereunder or at law or in equity, during the pendency of such failure Tenant may, but shall not be obligated to, cure such failure on behalf of the Landlord and the Landlord shall reimburse the Tenant for the reasonable cost of curing the same within fifteen (15) days of Tenant's demand therefor.

      11. Alterations and Improvements. (a) Except as otherwise hereinafter expressly set forth, Tenant shall not make any alterations, additions or improvements to the Demised Premises, whether structural or non-structural (the "Alterations"), without Landlord's prior written consent, which consent with respect to non-structural alterations only shall not be unreasonably withheld. In no event shall Alterations reduce the size or cubic content of the Building or reduce the value of the Demised Premises or Building. Tenant shall submit to Landlord detailed plans and specifications stamped by Tenant's architect or licensed engineer for all proposed Alterations. In the event any such Alteration is structural in nature or involves or impacts upon the electrical, plumbing or HVAC systems of the Premises and/or Property, Tenant shall reimburse Landlord for all reasonable, third-party, out-of-pocket expenses incurred by Landlord in connection with Landlord's review thereof. Prior to the commencement of any Alterations, Tenant shall also provide to Landlord for Landlord's prior approval the identity of the contractor Tenant proposes to employ to construct the Alterations, which approval shall not be unreasonably withheld. All Alterations shall be accomplished in accordance with the following conditions:

            (1) Tenant and its contractor shall execute an agreement in form reasonably satisfactory to Landlord indemnifying Landlord for any damage to the Building caused by the contractor and its subcontractors.

            (2) Tenant shall procure all governmental permits and authorizations for the Alterations, and obtain and provide to Landlord an official certificate of occupancy and/or compliance upon completion of the Alterations, if appropriate.

            (3) Tenant shall arrange for extension of the general liability insurance provided for in Section 6(a) to apply to the construction of the Alterations. Further, Tenant shall procure and maintain or cause its contractors and other agents to procure and maintain Builders Risk Casualty Insurance in the amount of the full replacement cost of the Alterations and statutory Workers Compensation Insurance covering persons employed in connection with the work. All such insurance shall conform to the requirements of Section 6(b).

            (4) Tenant shall construct the Alterations in a good and workmanlike manner utilizing materials of first class quality and in compliance with all laws and governmental regulations.

      (b) Within thirty (30) days of completion of the Alterations, if the Alterations as actually performed and constructed are different than the Alterations as depicted on the plans and specifications therefor, Tenant shall provide Landlord with "as built" sepia transparency plans (or the equivalent thereof) of the Alterations.

      (c) Except for Tenant's fixtures, furniture, machinery, equipment and personal property, including any HVAC equipment installed by Tenant, all Alterations shall be the property of Landlord and shall remain on the Demised Premises upon termination of the Lease, or, if Landlord so requires, a portion of or all Alterations shall be removed by Tenant on or prior to the termination of the Lease and Tenant shall restore the Demised Premises substantially to its condition prior to such Alterations, reasonable wear and tear excepted.

      (d) Tenant shall not install antennas, communication towers, satellite dishes or any other equipment on the roof, exterior walls or window sills of the Building. Tenant shall not install cable television in the Premises or penetrate the wall of the Building with cables, conduits and exhaust vents or fans, without Landlord's prior approval, which shall not be unreasonably withheld. It shall be reasonable for Landlord to withhold its consent from any Alteration or other work or improvement which would adversely affect the integrity of the roof or the enforceability of any roof warranty.

      (e) It is agreed that Tenant may make non-structural, interior Alterations to the Premises without Landlord's prior consent, but subject to all of the other provisions of this Lease which govern Alterations, if the aggregate cost of such non-structural, interior Alterations does not exceed $10,000.00 and if such non-structural, interior Alterations do not affect the electric system of the Property and/or the HVAC system of the Property and/or the plumbing system of the Property and/or the structural system of the Property and/or the Property's fenestration and/or the exterior doors of the Premises and/or any of the hallways or Common Areas of the Property.

      12. Covenant Against Liens. Tenant shall not have any right to subject Landlord's interest in the Property to any mechanic's lien or any other lien whatsoever. If any mechanic's lien or other lien, charge or order for payment of money shall be filed as a result of the act or omission of Tenant, at its sole cost and expense, Tenant shall cause such lien, charge or order to be discharged or appropriately bonded within twenty (20) days after notice from Landlord thereof, and Tenant shall indemnify and save Landlord harmless from all liabilities and costs resulting therefrom.

      13. Signs. Except as otherwise hereinafter expressly set forth, Tenant shall not place any signs on the Property without Landlord's prior written approval of its design, location and manner of installation, which consent shall not be unreasonably withheld. In no event shall any sign be installed on the roof or above the parapet height of the Building. Tenant shall remove its signs upon termination of this Lease and restore the Property substantially to its condition prior to installation of the signs, reasonable wear and tear excepted. Without limiting the foregoing, Landlord acknowledges that in connection with Tenant's present use and occupancy of the Premises under the Prior Lease (as said term is defined in Section 38 hereof), Tenant has installed one or more signs on the Property. To the extent such signs exist as of the date of execution hereof, Landlord agrees that such signs may remain upon the Property during the Term of this Lease, provided, Tenant, at its cost and expense shall repair such signs as necessary and shall remove such signs upon the expiration or termination of the Term of this Lease and shall repair all damage caused by such removal.

      14. Compliance With Law. Tenant shall take all action to conform to and comply with all laws, orders, regulations and/or requirements of any governmental authority now or hereafter applicable to Tenant's use or occupancy of the Premises, including, without limitation, the federal Occupational Safety and Health Act, and/or laws, orders, regulations or requirements relating to Alterations to the Premises. Tenant shall obtain all permits necessary for Tenant's occupancy or use of the Demised Premises.

      15. Environmental Law Compliance. (a) Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the terms and provisions of all other federal, state and local environmental laws now in effect or hereinafter enacted, as any of the same may be amended from time to time, and all rules, regulations, ordinances, orders and directives issued or promulgated pursuant thereto or in connection therewith with respect to Tenant's use of the Demised Premises.

      (b) Tenant agrees to comply with the provisions or recommendations of any federal, state or local environmental law, regulation or recommendation applicable to Tenant or Tenant's use or occupancy of the Premises, or the materials or methods used by Tenant. Tenant shall comply with any laws requiring trash recycling, or, if Tenant's failure to comply continues uncured after notice from Landlord, Tenant shall pay to Landlord upon Landlord's demand, as Additional Rent hereunder, any and all fines, fees, service charges and/or increased trash removal costs incurred by, or assessed or levied against, Landlord or the Property, as a result of Tenant's failure to so fully comply.

      (c) Except in accordance with all applicable laws, rules, regulations, ordinances and codes, Tenant agrees not to use the Premises or any other portion of the Property for the purpose of storing, handling, transferring, transporting, producing, refining or processing "hazardous substances" as such term is defined in any federal, state or local law or regulation applicable to Tenant, the Premises or Tenant's use or occupancy, and not to release, spill, leak, pump, emit, pour, empty or dump any such "hazardous substances" onto the Premises or any other portion of the Property, or any adjacent property, or into the sewer or other waste disposal system serving the Property, or any water course on or near the Property or any dumpster servicing the Property, no matter where located.

      (d) Landlord warrants and represents that to the best of Landlord's knowledge, the Property is free of asbestos containing materials. Without limiting the foregoing, in the event asbestos containing material or hazardous substances are found to be present in the Building, Tenant agrees to vacate the Premises if requested by Landlord to permit removal of such materials or substances and this Lease shall not be terminated as a result thereof, except as hereinafter expressly set forth. If the asbestos containing material or hazardous substance found to be present in the Building was not introduced into the Building by Tenant or Tenant's servants, agents, employees or contractors, and if, in connection with the removal of such materials or substances, Tenant must vacate all or a portion of the Premises, then, Tenant shall be entitled to an equitable abatement or reduction of Base Annual Rent and Additional Rent for the period of such vacation, said abatement or reduction to be based upon that portion of the Premises vacated by Tenant.

      (e) Any fine, penalty, surcharge or service charge resulting from Tenant's failure to comply in accordance with this paragraph shall be paid by Tenant as Additional Rent within ten (10) days after notice thereof from Landlord.

      (f) Tenant shall indemnify, defend and hold harmless Landlord from all fines, suits, procedures, cleanup costs, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the Term or elsewhere on the Property which are caused by Tenant, and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by any governmental agency or quasi-governmental agency.

      (g) Tenant shall have no responsibility for any environmental conditions which predate its original use and occupancy of the Premises or which are caused by any person or entity other than Tenant or Tenant's employees or agents. Landlord shall indemnify, defend and hold Tenant harmless from all fines, suits, procedures, cleanup costs, claims and actions of any kind, including, reasonable attorneys' fees and costs, arising out of or in any way connected with any release, dumping, spills or discharges of hazardous substances or wastes caused by Landlord or Landlord's employees or agents.

      (h) Landlord's and Tenant's obligations under this Section shall survive the expiration of this Lease.

      16. Landlord's Access. Landlord and its representatives may enter the Demised Premises at all reasonable times upon reasonable prior notice to Tenant (or at any time in the event of emergency) for the purpose of inspecting the Demised Premises, or making any repairs, replacements or improvements or to show the Demised Premises to prospective purchasers, investors, encumbrancers, tenants or other parties, or for any other reasonable purpose Landlord deems necessary. During the final twelve (12) months of the Term, Landlord may place customary "For Sale" or "For Lease" signs on the Demised Premises. Landlord shall repair any damage to the property of Tenant caused by or resulting from Landlord's inspection of the Premises, showing of the Premises or repairs, replacements or improvements improperly performed by Landlord.

      17. Assignment and Subletting. (a) Tenant shall not assign or encumber Tenant's interest in this Lease, or sublet any portion of the Demised Premises, or grant concessions or licenses with respect to the Demised Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. If Landlord does not respond to Tenant's request for consent to any particular assignment or subletting within twenty (20) days of Landlord's receipt of all information reasonably requested by Landlord to evaluate said assignment or subletting, Landlord shall be deemed to have consented to said particular assignment or subletting. The foregoing shall not be construed to impose an obligation upon Landlord not to unreasonably withhold or delay its consent with respect to any other provision of this Lease where Tenant is required to obtain Landlord's consent. Except as expressly permitted by Section 17(b) directly below, the change of any ownership or beneficial interest of Tenant, including, without limitation, the transfer of any legal or beneficial interest in any stock, partnership interest, limited liability company interest or limited liability partnership interest of Tenant, or the admission of any new principal to any tenant entity, shall be deemed to be an assignment of this Lease requiring Landlord's consent. The foregoing shall not apply to the sale of stock of any publicly traded company.

      (b) Upon prior written notice to Landlord, Tenant may assign this Lease or sublet the Demised Premises without Landlord's consent, (i) to any corporation which controls, is controlled by or is under common control with Tenant, or (ii) to any corporation resulting from the merger of or consolidation with Tenant or (iii) to any entity which purchases all or substantially all of the assets of Tenant's laminated cable division, which is, as of the date of execution hereof, situated in the Premises, provided in any such event such assignee or sublessee shall assume all of Tenant's obligations under this Lease, and such assignee or sublessee shall then have a net worth at least equal to $5,000,000. If the net worth is less than $5,000,000 then Tenant shall guarantee all the obligations of this Lease.

      (c) If Tenant desires to assign this Lease or sublet all or any portion of the Demised Premises, Tenant shall submit to Landlord a written request for Landlord's approval thereof, setting forth the name, principal business address, and nature of business of the proposed assignee or sublessee; method of business operation, number of employees and expected daily visitor traffic to the Premises; copies of the assignee's or sublessee's last three years' independent certified public accountant-prepared financial statements, three bank references; three business references; and the details of the proposed assignment or subletting, including a copy of the proposed assignment or sublease instrument and plans for any Alterations required for the proposed assignee or sublessee. There shall also be furnished to Landlord a description of (i) the manner in which the proposed assignee's or subtenant's use of the Premises would not conflict with or negatively impact other tenants of the Property; and (ii) the manner in which the proposed assignee's or subtenant's use would not negatively affect the Premises, Building, Property and other tenants.
Tenant shall also furnish any other information reasonably requested by Landlord. Tenant's written request to Landlord for Landlord's consent to such assignment or subletting shall also contain a written option to Landlord to terminate this Lease as of the effective date of such proposed assignment or sublease. In the event of a proposed sublease of less than a substantial portion of the Demised Premises, Landlord shall have the right to terminate this Lease with respect to the portion of the Demised Premises to be sublet, and this Lease shall continue with respect to the remaining portion of the Demised Premises. Landlord may enter into a direct lease with the proposed assignee or sublessee, if Landlord so elects. Landlord's acceptance of rent from a proposed assignee or sublessee shall not be construed to constitute its consent to an attempted assignment or subletting.

      (d) In the event of a permitted assignment or subletting, Tenant shall remit to Landlord as Additional Rent each month during the remainder of the Term one-half of any rent or other sums received by Tenant from its assignee or sublessee in excess of the Annual Base Rent and other charges paid by Tenant allocable to the Demised Premises or portion thereof sublet, as the case may be.

      (e) No assignment or subletting hereunder, whether or not with Landlord's consent (whether or not such consent is required hereunder), shall release Tenant from any obligations under this Lease, and Tenant shall continue to be primarily liable hereunder. If Tenant's assignee or sublessee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing its remedies against the assignee or sublessee as long as Landlord has made reasonable efforts to resolve the dispute with the assignee or sublessee. Consent to one assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting. Landlord may consent to subsequent assignments or sublettings or modifications of this Lease, all without notice to Tenant and Tenant shall not be relieved of liability under this Lease.

      (f) Within fifteen (15) days of Tenant's receipt of an invoice therefor, Tenant shall pay to Landlord, as Additional Rent hereunder, in advance all reasonable costs, including reasonable legal fees, which Landlord shall incur in reviewing any proposed assignment or subletting, and/or architectural review fees to review any plans for Alterations in connection with an assignment or subletting, provided, however, that Landlord agrees that such costs and fees shall not exceed $1,000.00 per proposed assignment or per proposed sublease.

      (g) Tenant shall not assign this Lease or sublet any portion of the Premises to a current or former tenant or occupant of the Building or to any prospective tenant who has previously communicated its space requirements to Landlord, or any entity in any way related to any of the foregoing.

      (h)  Intentionally Omitted.

      (i) By executing this Lease Tenant agrees that the foregoing requirements for assigning this Lease or subletting the Premises are reasonable and necessary for Landlord to properly manage the Property.

      (j) The acceptance by Landlord of the proposed assignee's or subtenant's check and/or depositing such check in Landlord's account shall not be construed as Landlord's consent to such proposed assignee or subtenant.

      18. Casualty. If the Building is damaged by fire or other casualty, and (i) the insurance proceeds actually received by Landlord on account of such damage are sufficient to pay for the necessary repairs, (ii) Landlord's Mortgagee permits Landlord to utilize the insurance proceeds to repair such damage, and (iii) Landlord represents that the Building can be substantially repaired within six (6) months after the date of such casualty, this Lease shall remain in effect and Landlord shall substantially repair the damage within six (6) months after the date of such casualty, subject to delays beyond Landlord's control. If any of the foregoing conditions requiring Landlord to repair the Building is not met, Landlord, by notice to Tenant given within one hundred twenty days of the date of casualty, said time period to be strictly of the essence, may elect either to (i) terminate this Lease; or (ii) repair the damage as soon as reasonably possible, in which event this Lease shall remain in full force and effect (but Tenant shall then have the right to terminate this Lease if the Property cannot be substantially repaired within six (6) months after the date of casualty). Tenant's notification of termination pursuant to the immediately preceding sentence, if any, shall be required within thirty (30) days after the date of said notice of election from Landlord. Time shall be strictly of the essence with regard to Tenant's notification of termination. If, for any reason whatsoever, Landlord has not received Tenant's aforesaid written notification of termination within the aforesaid thirty (30) day period, then, Tenant shall automatically and irrevocably be deemed to have waived its said right of termination and Landlord's notice of election shall be deemed accepted and approved by Tenant. If this Lease shall remain in full force and effect following a casualty, and if said casualty or the repair and/or restoration of the damage caused thereby shall render the Premises untenantable, in whole or in part, then and in those events, there shall be an equitable abatement of Annual Base Rent and Additional Rent based upon the portion of the Premises rendered untenantable, from the date the Premises (or said portion thereof) became untenantable until the date that the Premises (or said portion thereof) becomes tenantable. Tenant waives the protection of any law which grants a tenant the right to terminate a lease in the event of the destruction of a leased property, and agrees that the provisions of this paragraph shall govern in the event of any destruction of the Premises and/or Building and/or Property. Landlord shall not be required to repair improvements or alterations to the Property made by Tenant, except to the extent, if any, that any insurance proceeds received by Landlord specifically compensate Landlord for the value of any such improvements or alterations.

      19. Condemnation. If more than twenty-five (25%) percent of the Land and/or Building shall be taken under the power of eminent domain or sold under the threat thereof ("Condemnation") and Tenant's use of the Demised Premises is materially adversely affected, this Lease shall terminate on the date on which title to the Demised Premises or portion thereof shall vest in the condemning authority. If more than 25% of the Demised Premises is taken by Condemnation and Tenant's use of the remainder of the Demised Premises, as determined by Tenant in good faith, shall not be reasonably adequate for the operation of its business thereof, then, Tenant shall have the option of terminating this Lease on the date on which title to the condemned portion shall vest in the condemning authority; provided, that Tenant must exercise said option by written notice to Landlord within thirty (30) days of the date that Tenant first receives notice of the Condemnation. Time shall be strictly of the essence with regard to Tenant's notice of termination. If, for any reason whatsoever, Landlord has not received Tenant's aforesaid written notice within said thirty (30) day period, Tenant shall be deemed to have conclusively elected to continue this Lease with respect to that portion of the Demised Premises not taken. With respect to any Condemnation which does not result in the termination of this Lease, this Lease shall remain in effect as to the portion of the Demised Premises not taken, Landlord shall restore the improvements not taken as nearly as reasonably practicable to their condition prior to the Condemnation as soon as reasonably practicable following receipt of all condemnation proceeds or awards, and the Annual Base Rent shall be reduced proportionately in accordance with the reduction in the square foot area of the Demised Premises following the Condemnation. Landlord shall be entitled to receive the entire award in any Condemnation proceeding relating to the Demised Premises, except that Tenant may assert a separate claim to an award for its moving expenses and relocation expenses and for fixtures and personal property installed by Tenant at its expense, provided Tenant's claim does not in any way interfere with or diminish Landlord's award. It is understood that Tenant shall have no claim against Landlord for the value of the unexpired Term of this Lease or any options granted under this Lease. Landlord shall not be required to restore improvements or alterations to the Demised Premises made by Tenant, except to the extent, if any, that any condemnation award received by Landlord specifically compensates Landlord for the value of any such improvements or alterations.

      20. Surrender of Demised Premises. Upon termination of the Lease, Tenant shall surrender the Demised Premises to Landlord broom clean, and in good order and condition, except for ordinary wear and tear, and damage by casualty which Tenant was not obligated to remedy under Section 18. Tenant shall remove its machinery and equipment and repair any damage to the Demised Premises caused by such removal. Tenant shall not remove any power wiring or power panels, lighting or lighting fixtures, wall coverings, blinds or other window coverings, carpets or other floor coverings, heaters or air conditioners or fencing or gates, except if installed by Tenant and required by Landlord to be removed from the Demised Premises. All personal property of Tenant remaining on the Demised Premises after Tenant's surrender of the Premises shall be deemed abandoned and at Landlord's election may either be retained by Landlord or may be removed from the Demised Premises at Tenant's expense. Any item required by Landlord to be removed by Tenant which Tenant fails to remove from the Premises may be removed by Landlord and the reasonable cost of removal may be deducted from the Security Deposit. Said deduction from the Security Deposit shall not be deemed a waiver of any other right Landlord may have hereunder or under law. The foregoing shall not be construed to prohibit Tenant from removing its movable trade fixtures and non-structural improvements, including, HVAC purchased and installed at Tenant's expense, it being understood and agreed that such movable trade fixtures and non-structural improvements, including, HVAC purchased and installed at Tenant's expense, shall be removed by Tenant, at Tenant's cost and expense, at or prior to the expiration or earlier termination of the Term of this Lease. Any damage to the Premises and/or the Property caused by said removal shall be repaired by Tenant at its cost and expense.

      If during the last one hundred eighty (180) days of the Term, Tenant shall have removed all or substantially all of Tenant's property and all of its personnel from the Premises, Landlord may at any time thereafter enter, alter, renovate and redecorate the Premises without any reduction or abatement of the Tenant's Rent or incurring any liability for any compensation to Tenant or adverse effect on this Lease or Tenant's obligations hereunder. If Landlord commences alterations, renovations or redecorations to the Premises, Tenant shall not thereafter occupy the Premises.

      21. Holdover. In the event Tenant remains in possession of the Demised Premises after the expiration of the term of this Lease (the "Holdover Period"), in addition to any damages to which Landlord may be entitled or other remedies Landlord may have by law, Tenant shall pay to Landlord a rental for the Holdover Period at the rate of twice the sum of
(i) the Annual Base Rent payable during the last lease year of the term, plus (ii) all items of Additional Rent and other charges with respect to the Demised Premises payable by Tenant during the last lease year of the Term. Nothing herein contained shall be deemed to give Tenant any right to remain in possession of the Demised Premises after the expiration of the Term of this Lease. The sum due to Landlord hereunder shall be payable by Tenant upon demand.

      22. Events of Default; Remedies. (a)(1) Tenant shall be in default upon the occurrence of one or more of the following events (an "Event of Default"): (i) Tenant fails to pay any installment of Annual Base Rent, Additional Rent or any other sum of money required to be paid by Tenant hereunder within seven (7) days of the date when due, provided, however, that solely with respect to the first occurrence of such failure to pay within any twelve (12) month period, Landlord shall give Tenant written notice of such failure and Tenant shall not be deemed in default unless Tenant fails to cure such failure within five (5) business days of said notice; it being expressly understood and agreed that Landlord shall not be required to give any notice of failure to pay with respect to the second occurrence of nonpayment within any twelve (12) month period or with respect to any subsequent occurrences of nonpayment within said twelve (12) month period; (ii) Tenant fails to perform any of Tenant's non-monetary obligations under this Lease within the Non-Monetary Grace Period (as said term is hereinafter defined) (provided that if more than the Non-Monetary Grace Period is required to complete such performance, Tenant shall not be in default if Tenant commences such performance within said Non-Monetary Grace Period and thereafter diligently pursues its completion); (iii) Tenant abandons the Demised Premises for thirty (30) days or more; or (iv) Tenant makes an assignment for the benefit of creditors, or if a petition for adjudication of bankruptcy or for reorganization is filed by or against Tenant and is not dismissed within ninety (90) days, or if a receiver or trustee is appointed for a substantial part of Tenant's property and such appointment is not vacated within ninety (90) days; or (v) Tenant assigns all or any portion of its interest in this Lease, sublets all or any portion of the Premises or transfers or allows the transfer of any legal interest or beneficial interest in Tenant, except as otherwise expressly permitted by
Section 17 of this Lease.

            (2) With respect to any particular failure by Tenant to perform any of Tenant's non-monetary obligations under this Lease, the "Non-Monetary Grace Period" shall be a period of thirty (30) days from the date of written notice of said particular failure from Landlord, provided, however, if said particular failure (i) threatens or jeopardizes the integrity of the structure of the Building or any one or more of the electrical, plumbing, mechanical and/or HVAC systems of the Building or (ii) adversely affects the ability of any other tenant or occupant of the Building to enjoy said tenant's or occupant's premises at the Building or (iii) jeopardizes or threatens the safety, health or welfare of any occupants of the Building or of any other parties lawfully entitled to be upon the Property or Building, including, without limitation, Landlord's agents, employees and contractors or (iv) gives rise to the existence of an emergency situation, then and in any of said events, the Non-Monetary Grace Period shall be a period of ten (10) days after written notice of said particular failure from Landlord.

      (b) On the occurrence of an Event of Default, without limiting any other right or remedy Landlord may have, Landlord may without notice or demand:

            (i) Declare the entire amount of unpaid Annual Base Rent and Additional Rent for the balance of the Term immediately due and payable.

            (ii) Terminate this Lease and Tenant's right to possession of the Demised Premises by any lawful means, in which event Tenant shall immediately surrender possession of the Demised Premises to Landlord. At its option, Landlord may occupy the Demised Premises or cause the Demised Premises to be redecorated, altered, divided, consolidated with other adjoining property, or otherwise prepared for reletting, and may relet the Demised Premises or any part thereof for a term or terms to expire prior to, at the same time or subsequent to the original Expiration Date, and receive the rent therefor, applying the sums received first to the payment of such reasonable expenses as Landlord may have incurred in connection with the recovery of possession, preparing for reletting and the reletting itself, including brokerage and attorneys' fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expense of performance of the other covenants of Tenant under this Lease. Tenant agrees to pay to Landlord damages equal to the rent and other sums payable by Tenant under this Lease, reduced by the net proceeds of the reletting, if any, as ascertained from time to time. In reletting the Premises, Landlord may grant commercially reasonable rent concessions, and Tenant shall not be entitled to any credit therefor. Tenant shall not be entitled to any surplus resulting from any reletting. If Landlord elects to occupy the Premises or any part thereof, there shall be allowed against Tenant's obligation for rent during the period of Landlord's occupancy, the reasonable value of such occupancy, not to exceed in any event the rent payable hereunder for such portion of the Premises. Such occupancy shall not be construed as a release of Tenant's liability hereunder.

            (iii) Permit Tenant to remain in possession of the Demised Premises, in which event this Lease shall continue in effect. Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to receive the rent as it becomes due under this Lease.

            (iv) Pursue any other remedy now or hereafter available under the laws of the jurisdiction in which the Demised Premises is located.

      (c) The remedies available to Landlord herein specified are not intended to be exclusive and are not intended to prevent Landlord from exercising any other remedy or means of redress to which Landlord may be lawfully entitled. In addition to other remedies provided in this Lease, Landlord shall be entitled to restraint by injunction of any violation or threatened violation by Tenant of any of the provisions of this Lease. Landlord's exercise of any right or remedy shall not prevent Landlord from exercising any other right or remedy. Except as otherwise herein expressly set forth, Landlord shall not be obligated to give Tenant any notice of an Event of Default in order to enforce its remedies hereunder.

      (d) To the extent permitted by law, Tenant, for itself and any person claiming through or under Tenant, waives any equity or right of redemption provided by any law.

      (e) Tenant agrees to pay as Additional Rent, upon Landlord's demand therefor, all reasonable attorneys' fees, court costs and other reasonable expenses incurred by Landlord in the enforcement of any of the obligations or agreements of Tenant under this Lease.

      (f) Landlord shall use good faith efforts to relet the Premises and to otherwise mitigate damages caused by Tenant's defaults.

      23. Service Fee; Interest; Legal Fees. (a) Tenant's failure to make prompt and timely payment of Annual Base Rent, Additional Rent and/or any other payments required under this Lease may cause Landlord to incur unanticipated costs, which are impractical to ascertain. Therefore, if Landlord does not receive any payment of Annual Base Rent, Additional Rent or other sums due from Tenant to Landlord within five (5) days after it becomes due, Tenant shall pay Landlord as Additional Rent a service fee equal to five (5%) percent of the overdue amount (the "Service Fee"). This service fee shall be in addition to reasonable costs incurred by Landlord in enforcing this Lease and in addition to the Default Interest set forth below. Landlord agrees that solely with respect to the first incident of non-payment/late payment within any twelve (12) month period during the Term of this Lease, Landlord shall not impose the Service Fee unless such non-payment/late payment is not cured within five (5) days of written notice thereof from Landlord to Tenant (which written notice shall be deemed sufficient if transmitted by hand delivery to the Premises or by facsimile or otherwise delivered in accordance with Section 35 hereof). The foregoing shall not be construed to require Landlord to give any notice of any nature whatsoever with respect non-payment or late payment of Rent; nor shall the foregoing be construed to limit any of Landlord's rights under Section 22 of this Lease. The foregoing is intended solely to limit Landlord's right to impose the Service Fee and then only with respect to the first incident of non-payment/late payment within any twelve (12) month period.

      (b) Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of eighteen (18%) percent per annum ("Default Interest") from the due date of such amount. The payment of Default Interest on such amounts shall not extend the due date of any amount owed. If the interest rate specified in this Lease shall exceed the rate permitted by law, the Default Interest shall be deemed to be the maximum legal interest rate permitted by law.

      24. Indemnification. (a) Tenant shall indemnify and hold harmless Landlord, PVP-Salem Corp., Paul V. Profeta & Associates, Inc. and Paul V. Profeta personally from and against all liability, claims or costs, including reasonable legal fees and court costs, arising from (i) Tenant's use of the Demised Premises; (ii) any breach of this Lease by Tenant; (iii) any negligent or wrongful act or omission of Tenant; (iv) any injury to person or damage to property occurring on or about the Demised Premises; (v) any injury to person or damage to property occurring on the Property resulting from any negligence or misconduct of Tenant or any of its employees or agents; or (vi) any injury to the person of, or damage to the property of, any employee, servant, agent, guest, invitee, assignee, sublessee, customer or contractor of Tenant occurring on or about any part of the Premises or, occurring on or about any part of the Property, but then solely to the extent caused by the negligence or wrongful act of Tenant, except to the extent that any such liability, claim or cost arises as a result of Landlord's negligence or deliberate wrongful acts. Tenant shall defend Landlord, PVP-Salem Corp., Paul V. Profeta & Associates, Inc. and Paul V. Profeta personally against any such claim of a third party, with counsel reasonably acceptable to Landlord, provided, that counsel provided by Tenant's insurer shall be deemed acceptable to Landlord. The obligation of Tenant under this Section 24 shall survive expiration or earlier termination of the Term of this Lease.

      (b) Except as otherwise in this Lease provided, Landlord shall indemnify and hold Tenant harmless from and against all liability, claims or costs, including reasonable fees and court costs, arising from (i) any breach of this Lease by Landlord; or (ii) any negligent or deliberate wrongful act or omission of Landlord; or (iii) any injury to person or damage to property occurring on or about the Premises or Property to the extent caused by Landlord's negligence or deliberate wrongful acts, except to the extent that any such liability, claim or cost arises as a result of Tenant's negligence or deliberate wrongful acts. Landlord shall defend Tenant against any such claim of a third party with counsel reasonably acceptable to Tenant, provided, that counsel provided by Landlord's insurer shall be deemed acceptable to Tenant. The obligation of Landlord under this
Section 24 shall survive expiration or earlier termination of the Term of this Lease.

      25. Landlord's Right to Cure Tenant's Default. If Tenant fails to make any payment or perform any act on its part to be made or performed, which failure continues uncured beyond any applicable notice and/or cure period otherwise provided in this Lease, if any, then Landlord, without waiving or releasing Tenant from such obligation, may make such payment or perform such act on Tenant's part, and the costs incurred by Landlord in connection with such payment or performance, together with Default Interest thereon, shall be paid by Tenant to Landlord as Additional Rent within five
(5) days of Landlord's demand therefor.

      26. Waiver of Liability. Landlord shall not be liable for any injury or damage to the business, equipment, merchandise or other property of Tenant or any of Tenant's employees or invitees or any other person on or about the Property, resulting from any cause, including, but not limited to:
(i) fire, steam, electricity, water, gas or rain; (ii) leakage, obstruction or other defects of pipes, sprinklers, wires, plumbing, air conditioning, boilers or lighting fixtures; or (iii) condition of the Property, except to the extent that any such injury or damage results from Landlord's negligence or deliberate wrongful acts.

      27. Force Majeure. If either party (the "performing party") is unable to perform any of its obligations or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures, or is unable to provide access to the Premises, Building and/or Property, due to events beyond the performing party's control, the time provided to the performing party for performing such obligations shall be extended by a period of time equal to the duration of such events, and the other party hereto shall not be entitled to any claim against the performing party by reason thereof, and the obligation of the other party hereto to pay rent and perform all its other obligations under this Lease shall not be affected, impaired or excused thereby. Events beyond the performing party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, casualty, labor or material shortages, government regulation or restriction, weather conditions, or utility power surge, outage or interruption. Notwithstanding anything to the contrary herein, it is expressly understood that the foregoing provisions of this Section 26 shall not apply to, and shall not excuse or postpone, Tenant's obligations under this Lease to pay Annual Base Rent, Additional Rent and/or any other amount, cost, fees or charge due and payable by Tenant under this Lease.

      (b) Landlord shall not be liable to Tenant nor shall Tenant be entitled to any abatement or reduction of rent, in the event of the suspension, interruption, failure or inadequacy of any of the services to be provided by Landlord pursuant to this Lease, to the extent that such suspension, interruption, failure or inadequacy is caused by malfunction, accident, breakdown, repairs, replacement, strikes, inability to obtain supplies, governmental regulations or restrictions, actions of utility companies or any other cause beyond Landlord's reasonable control.

      28. Notice of Landlord's Default. Tenant shall give to Landlord and any ground lessor and/or Landlord's Mortgagee whose name and address have been furnished to Tenant, written notice of any failure by Landlord to perform any of Landlord's obligations under this Lease. Except as may be otherwise expressly set forth in this Lease, Landlord shall not be in default under this Lease unless Landlord (or such ground lessor or Landlord's Mortgagee) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. If more than thirty (30) days are required to cure such non-performance, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

      29. Landlord's Liability Limited. If the Landlord or any successor in interest or assignee of Landlord shall be an individual, tenancy in common, joint tenancy, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust or other entity, there shall be no personal liability of such individual, tenancy in common, joint tenancy, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust or other entity, or parties to the tenancy in common, joint tenancy, general or limited partnership, limited liability company, limited liability partnership, or joint venture or other entity, or the trustees or beneficiaries of the trust, in connection with this Lease. Tenant agrees to look solely to the interest of Landlord in the Property for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to this Lease or in any way relating to the Demised Premises. No other assets of Landlord or any principal, agent or employee of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

      30. Estoppel Statement; Financial Statement. (a) Upon Landlord's reasonable request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) the Commencement Date; (ii) the Expiration Date; (iii) that this Lease is in full force and effect (if such is the case) and unmodified (or if modified, stating the modifications); (iv) the last date of payment of the Annual Base Rent, Additional Rent and other charges and the time period covered by each payment; (v) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating the nature of the default); and (vi) such other matters as may be reasonably required by Landlord, Landlord's Mortgagee or any prospective mortgage lender. Tenant shall deliver such statement to Landlord within fifteen (15) days after Landlord's request. Any such statement may be given to and relied upon by Landlord's Mortgagee, any prospective mortgage lender or other encumbrancer of the property or any prospective purchaser of the Property.

      (b) Within twenty (20) days after Landlord's request, Tenant shall deliver to Landlord certified true copies of Tenant's most recent Form 10-Q and most recent Form 10-K, or, if Tenant is not then a publicly traded company, such financial statements prepared by an independent certified public accountant as are reasonably required to verify the net worth of Tenant. Any such statement may be given by Landlord to any Landlord's Mortgagee or prospective encumbrancer of the Property. Tenant represents to Landlord that each such financial statement shall be a true and accurate statement as of the date of such statement, which may be relied upon by Tenant, Tenant's Mortgagee and any prospective encumbrancer of the Property.

      31. Quiet Enjoyment. (a) Landlord covenants and warrants to Tenant that Landlord has full right and lawful authority to enter into this Lease for the Term of this Lease, including any Extension Term provided in the Extension Option Rider hereto. Landlord further covenants and warrants to Tenant that Landlord is lawfully seized of the Leased Premises and has good and marketable title thereto, subject to existing tenancies and all liens, encroachments, encumbrances, restrictions, conditions, reservations, easements and other matters of record and subject further to the lien of real estate taxes due but not yet payable.

      (b) Landlord covenants that as long as Tenant pays the Annual Base Rent and Additional Rent and performs its other obligations under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises for the term provided by this Lease without hinderance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject to the provisions of this Lease.

      (c) Landlord reserves to itself such access and utility easements over, under and across the Demised Premises as may be required by Landlord from time to time in connection with the ownership, use or operation of any other property of Landlord or any affiliated party of Landlord. No such easement shall materially interfere with Tenant's use of the Demised Premises or adversely affect Tenant's business operations at the Premises.

      32. Subordination; Attornment. (a) Subject to, and in accordance with, the terms provided in Section 32(b) - 32(d) below, this Lease is subject and subordinate to any ground lease or mortgage which may now or hereafter encumber the Property, and any renewals, modifications, consolidations, replacements or extensions thereof.

      (b) The provisions of this Section 32(b) shall apply only to Parlex Corporation and only so long as Parlex Corporation uses and occupies the Premises. With respect to any party which holds a mortgage on the Property as of the date of execution hereof ("existing mortgagee"), within ten (10) days of the date of execution of this Lease by both Landlord and Tenant, Landlord shall request that said existing mortgagee enter into a subordination, non-disturbance and attornment agreement ("SNDA") with Landlord and Parlex Corporation, which SNDA shall, inter alia, contain a provision which states that in the event of the foreclosure of said existing mortgagee's mortgage, said existing mortgagee will recognize this Lease and will not disturb Parlex Corporation in its possession of the Premises, nor disturb Tenant's right to enjoyment of the terms, conditions and covenants under the Lease, unless Parlex Corporation has committed an act of default which, under the terms of this Lease, would permit Landlord to terminate this Lease (the foregoing provision is hereinafter referred to as the "Non-disturbance Provision"). If, within forty-five (45) days of the execution of this Lease by Landlord and Tenant, Landlord's existing mortgagee delivers (or causes to be delivered) to Landlord and Parlex Corporation, a form of SNDA which contains the Non-disturbance Provision as hereinabove specifically described, which form said mortgagee is prepared to enter into, then and in that event, Landlord shall have no further obligation with respect to obtaining a SNDA from said existing mortgagee and Parlex Corporation shall have no right to terminate this Lease or modify its obligations hereunder, even if said SNDA is thereafter not entered into (unless the reason said SNDA is not entered into is Landlord's or said existing mortgagee's refusal to execute same, provided, that the foregoing shall not be construed to require either Landlord or said existing mortgagee to agree to any modifications to said existing mortgagee's form of SNDA). If, within forty-five (45) days of the execution of this Lease by Landlord and Tenant, Landlord's existing mortgagee does not deliver (or cause to be delivered) to Landlord and Parlex Corporation a form of SNDA which contains the Non-disturbance Provision as hereinabove specifically described, which form said mortgagee is prepared to enter into, then and in that event, Parlex Corporation may elect to terminate this Lease by written notice to Landlord, provided such written notice is received by Landlord no later than the fifty-fifth (55th) day following the date of execution of this Lease by Landlord and Tenant. Time shall be strictly of the essence with regard to Tenant's notice of termination. If such written notice of termination is not received by Landlord on or before said fifty-fifth (55th) day, Parlex Corporation shall automatically and conclusively be deemed to have irrevocably waived the right of termination set forth in this Section 32(b).

      (c) The provisions of this Section 32(c) shall apply only to Parlex Corporation and only so long as Parlex Corporation uses and occupies the Premises. With respect to any future mortgagee of the Property, Landlord shall request that said future mortgagee enter into a SNDA with Landlord and Parlex Corporation, which SNDA shall contain a Non-disturbance Provision, as hereinabove specifically described, which form said mortgagee is prepared to enter into. If, within forty-five (45) days of the date on which said future mortgagee first acquires its mortgage on the Property, said future mortgagee delivers (or causes to be delivered) to Landlord and Parlex Corporation a form of SNDA which contains the Non-disturbance Provision, as hereinabove specifically described, which form said mortgagee is prepared to enter into, then and in that event, Landlord shall have no further obligation with respect to obtaining a SNDA from said future mortgagee and Parlex Corporation shall have no right to terminate this Lease or modify its obligations hereunder, even if said SNDA is thereafter not entered into (unless the reason said SNDA is not entered into is Landlord's or said future mortgagee's refusal to execute same, provided, that the foregoing shall not be construed to require either Landlord or said future mortgagee to agree to any modifications to said future mortgagee's form of SNDA). If, within said forty-five (45) day period Landlord's future mortgagee does not deliver (or cause to be delivered) to Landlord and Parlex Corporation a form of SNDA which contains the Non-disturbance Provision, then and in that event, Parlex Corporation may elect to terminate this Lease by written notice to Landlord, provided such written notice is received by Landlord no later than the tenth (10th) day following the expiration of said forty-five
(45) day period. Time shall be strictly of the essence with regard to Tenant's notice of termination. If such written notice of termination is not received by Landlord on or before said tenth (10th) day, Parlex Corporation shall automatically and conclusively be deemed to have irrevocably waived the right of termination set forth in this Section 32(c).

      (d) The provisions of this Section 32(d) apply to all individuals and entities other than Parlex Corporation, who/which may at any time during the term hereof be deemed the Tenant hereunder. With respect to any existing or future mortgagee of the Property, Landlord shall use good-faith efforts to have said mortgagee enter into a SNDA with Landlord and any such individual or entity. Landlord shall not be required to make more than one good faith effort from each mortgagee. It is expressly understood and agreed that the respective rights and obligations of the parties hereunder shall in no way whatsoever be nullified, canceled, diminished, limited, enlarged, expanded or otherwise modified or affected by the refusal of one or more of such mortgagees to enter into a subordination, non-disturbance and attornment agreement and/or by the requirement by one or more of said mortgagees that the parties utilize said mortgagee's particular form of subordination, non-disturbance and attornment agreement.

      (e) If Landlord's interest in the Property is acquired by any ground lessor, Landlord's Mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as landlord under this Lease. Such transferee or successor shall not be liable for any act or omission of any prior landlord, or be subject to any offsets or defenses which Tenant might have against any prior landlord, or be bound by any Rent which Tenant might have paid for more than the current month to any prior landlord, or be liable for any security deposit under this Lease unless actually transferred to such transferee or successor.

      (f) Tenant agrees that this Lease shall be modified in accordance with the reasonable request of any institutional Landlord's Mortgagee, provided no such modification changes the business terms of this Lease.

      (g) The foregoing provisions shall be self-operative and no further instrument or act on the part of Tenant shall be necessary to effect the same. Tenant shall nevertheless sign and deliver any document necessary or appropriate to evidence the subordination, attornment or agreement above provided within twenty (20) days after Landlord's request therefor. Tenant further agrees to execute and/or deliver within twenty (20) days after Landlord's request therefor any other documents reasonably required by Landlord's Mortgagee in connection with the financing or refinancing of the Property, or insuring the Property.

      33. Brokerage. Each party represents to the other that it did not deal with any real estate broker in connection with this Lease, other than the real estate broker (if any) whose identity is set forth in Section 1(h). The commission of such broker (if any) shall be paid by the party as set forth in Section 1(h). Each party shall indemnify and hold the other harmless from any claim for a commission or other fee made by any broker with whom the indemnifying party has dealt, other than the broker identified in Section 1(h).

      34. Security Deposit. Pursuant to the Prior Lease, as said term is hereinafter defined, Tenant has deposited with Landlord the sum of $15,744.13 to be held as the security deposit under said Prior Lease (the "Prior Security"). Tenant hereby expressly agrees that on the Commencement Date the Prior Security shall be deemed returned to Tenant pursuant to the Prior Lease and immediately thereafter redeposited with Landlord. The Prior Security shall be held by Landlord as the security deposit under this Lease (the "Security Deposit"). Landlord shall have the right to use the Security Deposit to cure any default of Tenant hereunder, including, but not limited to,payment of Annual Base Rent, Additional Rent, Service Fees or other debts of Tenant due Landlord, or repair or restoration of the Demised Premises.
If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within twenty (20) days after Landlord's demand therefor. Provided Tenant has fully complied with all of the terms of this Lease, Landlord shall return the Security Deposit to Tenant without interest on the date thirty (30) days after the surrender of the Demised Premises by Tenant. Landlord may deliver the Security Deposit to the purchaser or other transferee of Landlord's interest in the Property in the event the Property is sold or otherwise transferred, and, upon written notice of said transfer with copies of the documentation evidencing said transfer (which written notice is joined in, or verified by, said purchaser or transferee), Landlord shall be discharged from any further liability with respect to the Security Deposit.

      35. Notices. (a) All notices in connection with this Lease or the Demised Premises shall be in writing and shall be sent by reliable overnight delivery service which requires a signed delivery slip (e.g., Federal Express). Notices to Landlord shall be delivered to the address specified in Section 1(b). Notices to Tenant shall be delivered to 145 Milk Street, Methuen, MA 01844. All notices shall be effective upon delivery or attempted delivery (provided such attempted delivery occurs on a business day) in accordance with this provision. Either party may change its notice address upon written notice to the other party given in accordance with this provision.

      (b) Without limiting the foregoing, whenever in this Lease Landlord is required or desires to give notice to Tenant, such notice shall be deemed given by Landlord if such notice is sent to Tenant by the office of (i) Landlord, (ii) Paul V. Profeta & Associates, Inc. or (iii) Landlord's Counsel. As used herein, Landlord's Counsel shall mean any attorney who is a member of or associated with the firm of Lasser Hochman, L.L.C, 75 Eisenhower Parkway, Roseland, New Jersey or such other attorney or law firm as Landlord may notify Tenant of by notice given in accordance with this
Section 35.

      36. Memorandum of Lease. Tenant shall not record this Lease or any memorandum thereof.

      37.  INTENTIONALLY OMITTED.

      38.  No Other Agreements.  (a) THIS LEASE SETS FORTH ALL THE
PROMISES, INDUCEMENTS, AGREEMENTS, CONDITIONS AND UNDERSTANDINGS, BETWEEN LANDLORD AND TENANT RELATIVE TO THE DEMISED PREMISES AND THERE ARE NO PROMISES, AGREEMENTS, CONDITIONS OR UNDERSTANDINGS, EITHER ORAL OR WRITTEN, EXPRESSED OR IMPLIED, BETWEEN THEM OTHER THAN AS HEREIN SET FORTH. WITHOUT LIMITING THE FOREGOING, NO PRIOR DRAFTS OF THIS LEASE OR LETTERS OR OTHER COMMUNICATIONS, WRITTEN OR ORAL, BETWEEN PRINCIPALS, AGENTS OR EMPLOYEES OF LANDLORD OR TENANT SHALL BE EFFECTIVE TO CONSTITUTE A MODIFICATION OF THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITING EXECUTED BY THE AUTHORIZED SIGNATORIES OF LANDLORD AND TENANT. IN NO EVENT WHATSOEVER SHALL THIS LEASE BE DEEMED MODIFIED OR ALTERED IN ANY MANNER BY EITHER VERBAL OR WRITTEN COMMUNICATION BETWEEN TENANT AND LANDLORD'S AGENTS OR EMPLOYEES.

      (b) Without limiting the foregoing, the parties expressly agree that any and all prior leases and agreements, whether oral or written, expressed or implied, relating to Tenant's use and occupancy of the Demised Premises or any portion thereof, including, without limitation, a Lease Agreement executed on or about July 8, 1992 between AHB Realty Corporation, as Landlord, and Tenant ("Prior Lease") shall be and hereby are declared null and void as of the Commencement Date hereunder and all of said prior leases and agreements and the tenancies created thereby shall be and hereby are terminated as of said Commencement Date. As of said Commencement Date, all obligations of Landlord and Tenant under the Prior Lease shall cease and from and after said date the Prior Lease shall be void. Simultaneously with the execution of this Lease, Landlord and Tenant shall execute a Termination of Lease Agreement relating to the Prior Lease in the form attached hereto as Termination of Lease Rider. Said Termination of Lease Rider shall provide, inter alia, for full and final cross-releases between Landlord and Tenant relating to all claims, demands, actions and causes of action (collectively, "Claims") which either party (the "claiming party") may have against the other party arising out of or relating to the Prior Lease, to the extent such Claims are known to the claiming party on or prior to the date of execution of this Lease. Without limiting the foregoing, Landlord and Tenant agree that as of the execution of this Lease, the Option to Renew set forth in Section 1.3 of the Prior Lease is irrevocably rendered null and void and of no force and effect.

      39. Miscellaneous. (a) The failure of either party to insist on strict performance of any provision of this Lease, or to exercise any right contained herein, shall not be construed as a waiver of such provision or right in any other instance.

      (b) The captions in this Lease are intended to assist the parties in reading this Lease and are not a part of the provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other.

      (c) Tenant acknowledges that it has been represented, or has had the opportunity to be represented, in the negotiation and execution of this Lease by independent legal counsel selected by Tenant of its own free will and Tenant has had the opportunity to discuss the provisions of this Lease with said counsel. In the construction of this Lease or any of the terms and provisions thereof, no inference shall be drawn against Landlord as a result of the fact that the Lease was drawn by Landlord's counsel.

      (d) The laws of the state in which the Property is located shall govern this Lease.

      (e) If Tenant is a corporation, partnership or other entity, each person signing this Lease on behalf of Tenant represents that he has full authority to do so and that this Lease binds the corporation, partnership or other entity, as the case may be.

      (f) This Lease is binding upon any party who legally acquires any rights or interest in this Lease from Landlord or Tenant; provided, however, Landlord shall have no obligation to Tenant's successor unless the interest of Tenant's successor in this Lease is acquired in accordance with Section
17. The term "Landlord" as used in this Lease means only the owner, for the time being, or the mortgagee in possession, for the time being, of the Property, so that in the event of any sale of the Property, the said Landlord shall be and hereby is entirely freed and relieved of any liability for performance of all covenants and obligations of Landlord set forth in this Lease.

      (g) The submission of this Lease to Tenant shall not be deemed to be an offer and shall not bind either party until duly executed by Landlord and Tenant.

      (h) This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

      (i) A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not invalidate the remainder of this Lease or such provision, which shall continue to be in effect.

      (j)  Intentionally Omitted.

      (k) Except as otherwise herein expressly set forth, the parties intend that whenever Landlord's consent or approval is expressly or impliedly required by any provision of this Lease, the consent or approval may be granted or withheld arbitrarily in Landlord's sole discretion.

      (l) Any delay by Landlord in billing Tenant for sums due under this Lease shall not constitute a waiver of Landlord's right to receive such sums from Tenant notwithstanding that this Lease may have theretofore been terminated or expired.

      (m) Subject to the conditions hereinafter set forth, Tenant and its employees and invitees shall have the right, in common with Landlord and other tenants of the Property and their employees and invitees, to use the parking areas provided by Landlord on the Property for the parking of passenger automobiles, except for those areas, if any, designated "Excepted". Tenant shall only park in the areas provided for Tenant's use. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard sized passenger automobiles, passenger vans, sport utility vehicles or single axle or light pickup vehicles. Tenant shall not cause large trucks, non-passenger vans, motor homes, mobile homes or trailers or other large vehicles to be parked within the parking areas. Vehicles shall be parked only in striped parking spaces and not in driveways, access roads, fire zones, loading areas or other locations not specifically designated for parking. Landlord shall have the right to assign parking spaces for the exclusive use of Tenant and/or other tenants of the Property and/or Landlord and their employees and invitees, and Tenant and its employees and invitees shall not park their vehicles in parking spaces allocated to others by Landlord. Landlord shall not be required to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking areas. Landlord shall not be responsible for any damage to or theft of any vehicles in the parking areas. Landlord may issue parking permits, install a gate system or impose any other system as Landlord deems necessary for the use of the parking areas. Provided the following do not substantially adversely affect Tenant's permitted use of the Premises and the operation of its business at the Premises as contemplated by this Lease, Landlord reserves the right from time to time
(i) to change or reduce the parking areas, roads and driveways; and (ii) to make any alterations or repairs that it deems necessary to the parking areas, roads or driveways, and to temporarily revoke or modify the parking rights granted to Tenant without any abatement or reduction of rent by reason thereof. Landlord may designate fire zones in the parking area, handicapped parking spaces, loading zones (limited duration parking) and no parking zones, and Tenant shall not be entitled to any reduction or abatement of rent. Landlord may require Tenant to furnish it with the automobile license numbers assigned to vehicles of Tenant and its employees and invitees and to notify Landlord of any changes thereof. Upon notice to Tenant, Landlord may limit parking spaces to visitors. In the event Tenant or any of its employees or invitees violates Landlord's parking regulations, Tenant agrees that Landlord may tow the violating motor vehicles at the expense of the vehicle owner, including charges for towing, storage and damage to the vehicle which may occur.

      (n)  Intentionally Omitted.

      (o) Provided the following does not substantially adversely affect Tenant's permitted use of the Premises and the operation of its business at the Premises as contemplated by this Lease, Landlord reserves the right to suspend any of the services agreed to be supplied by Landlord hereunder when reasonably necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the reasonable judgment of Landlord for as long as shall be reasonably required by reason thereof, and, except as may be otherwise expressly set forth in this Lease, Landlord shall not be liable to Tenant and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof.

      (p) Tenant shall observe the rules and regulations set forth in the Rules and Regulations Rider attached hereto, and such other reasonable rules and regulations as Landlord may from time to time adopt, on prior written notice to Tenant. Landlord shall not be obligated to enforce the rules and regulations against any tenant, and Landlord shall not be liable for violation of same by any tenant, or any of its employees or invitees.

      (q) Notwithstanding anything to the contrary herein, with respect to the parking spaces located in the front of the Building, but not the parking spaces at the sides or rear of the Building, Tenant agrees that it and its employees, servants, agents, contractors, licensees and invitees shall utilize only those parking spaces located in front of the Premises and not any parking spaces located in any other portion of the front of the Building.

      (r) If at any time during the Term hereof a dispute shall arise as to any amount or sum of money to be paid by one party to the other party under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" which payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of such party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of such party to pay such sum or any part thereof, such party shall be entitled to recover from the other party such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

      (s) If at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof "under protest", performance of such work in no event to be regarded as a voluntary performance, and there shall survive the right on the part of such party to institute suit for recovery for the reasonable cost of such work. If it shall be adjudged that there was no legal obligation on the part of such party to perform such work or any party thereof, such party shall be entitled to recover from the other party the reasonable cost of such work or the reasonable cost of so much thereof as such party was not legally required to perform under this Lease.

      (t) In the event of any litigation or other adversarial proceeding between Landlord and Tenant under, or relating to, the provisions of this Lease, the prevailing party, by final court order, judgment or decree, shall be entitled to recover from the non-prevailing party all of the prevailing party's reasonable costs and expenses including, without limitation, reasonable legal fees, incurred in such litigation or other proceeding.

      (u) The provisions of Sections 39(t), 39(u) and 39(v) shall survive the expiration or earlier termination of the Term hereof.

      (v) Upon execution hereof, Landlord and Tenant shall execute a Notice of Lease pursuant to the provisions of New Hampshire R.S.A. 477:7-a, in a form reasonably satisfactory to Landlord and Tenant.

      40. Right of Early Termination. (a) Tenant shall have a one time only right to terminate this Lease, such termination to be effective as of 11:59 p.m. of the last day of the seventh Lease Year of the Term hereof (the "Early Termination Date"), provided, Tenant satisfies each and every one of the following conditions:

            1. Tenant shall give Landlord written notice of Tenant's election to exercise the right of termination set forth in this
      Section 40(a) ("Notice of Termination"), which Notice of Termination must be received by Landlord (i) no earlier than the first day of the sixth (6th) Lease Year of the Term hereof and (ii) no later than the last day of the sixth (6th) Lease Year of the Term hereof. Time shall be strictly of the essence with respect to delivery of the Notice of Termination. If, for any reason whatsoever, Landlord receives the Notice of Termination prior to the first day of the sixth (6th) Lease Year, said Notice of Termination shall conclusively be deemed null and void and of no force and effect. If, for any reason whatsoever, Landlord fails to receive the Notice of Termination on or before the last day of the sixth (6th) Lease Year of the Term hereof, Tenant's right to terminate as set forth in this Section 40(a) shall automatically and irrevocably lapse and be null and void.

            2. Tenant shall not be in material default under the terms of this Lease on the date Landlord receives the Notice of Termination and on the Early Termination Date. This condition may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's exercise of the right to terminate.

            3. The Notice of Termination shall be accompanied by a check, made payable to Landlord, in an amount equal to three (3) monthly installments of Rent, at the rate of Rent in effect for the sixth
      (6th) Lease Year of the Term hereof, which amount shall be due and payable as an early termination fee, in addition to, and not in lieu of or substitution of, all Annual Base Rent, Additional Rent and/or other charges due and owing from Tenant to Landlord through the Early Termination Date. As used in this paragraph, the term "Rent" shall include Annual Base Rent, Tax Rent, Expense Rent, Additional Rent and any and all other items included within the definition of Rent as set forth in Section 4(c) hereof.

      (b) If Landlord receives a timely and proper written Notice of Termination and if Tenant otherwise satisfies all of the conditions hereinbefore set forth in Section 40(a), then, the parties shall perform their respective obligations and enjoy their respective rights under this Lease through the Early Termination Date, the term of this Lease shall terminate at 11:59 p.m. on the Early Termination Date as if said date were the date initially set forth for the termination of the Term of this Lease and on or before 11:59 p.m. of the Early Termination Date, Tenant shall vacate and surrender the Premises to Landlord in the condition required by this Lease for surrender of the Premises upon expiration of the Term. Upon Landlord's receipt of such a timely and proper written Notice of Termination, and Tenant's satisfaction of all of the conditions hereinbefore set forth in Section 40(a), and Tenant's vacation and surrender of the Premises as aforesaid, all obligations of the parties under this Lease shall cease and thereafter this Lease shall be void, except to the extent that any provision of this Lease expressly provides that a particular obligation of either Landlord or Tenant shall survive the expiration or termination of the Term hereof.

      THE RIDERS ENUMERATED IN SECTION 1(I) ARE ATTACHED HERETO AND MADE A PART OF THIS LEASE AS FULLY AS IF SET FORTH HEREIN AT LENGTH. THE TERMS USED IN THE RIDER HAVE THE SAME MEANINGS AS SET FORTH IN THE LEASE. THE PROVISIONS OF A RIDER SHALL PREVAIL OVER ANY PROVISIONS OF THE LEASE WHICH ARE INCONSISTENT OR CONFLICT WITH THE PROVISIONS OF THE RIDER.

      IN WITNESS WHEREOF, the parties hereby have duly executed this Lease as of the date set forth in Section 1(a).

                                       LANDLORD:

WITNESS:                               PVP-SALEM ASSOCIATES, L.P.
                                       BY:  PVP-SALEM CORP.,
                                            Its General Partner

______________________________         By: /s/ Paul V. Profeta
                                           ___________________________
                                           PAUL V. PROFETA,
                                           President


                                       TENANT:

ATTEST:                                PARLEX CORPORATION

______________________________         By: /s/ Peter J. Murphy
                                           ___________________________


                                       Its: President
                                            __________________________


                           ANNUAL BASE RENT RIDER
                           ----------------------


Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      1. Annual Base Rent. The Annual Base Rent payable by Tenant to Landlord for each and every Lease Year of the Term shall be as follows:

      For the first Lease Year of the Term hereof, the Annual Base Rent shall be $192,100.00 per annum, payable in equal monthly installments of $16,008.33 per month. For each particular Lease Year from, after and including the second Lease Year of the Term hereof, through, to and including the tenth Lease Year of the Term hereof (said particular Lease Year being hereinafter in this paragraph referred to as the "Lease Year in Question"), Annual Base Rent shall be an annual amount equal to the product of (i) $192,100.00 multiplied by (ii) a fraction, the numerator of which shall be the Index (as hereinafter defined) existing on the first day of the Lease Year In Question and the denominator of which shall be the Index existing as of the Commencement Date; provided, however, that in no event whatsoever shall the Annual Base Rent for the Lease Year In Question be less than $192,100.00. As used herein, the term "Index" shall mean and shall refer to the Consumer Price Index, All Urban Consumers (CPI-U) for the Boston -- Lawrence -- Salem, MA -- NH Area, all items (1982-84 = 100) of the United State Bureau of Labor Statistics, United States Department of Labor. In the event that as of any relevant date the Index is no longer published or issued, such other index as in Landlord's reasonable judgment provides a basis for wage negotiations shall be used and employed in the place and stead thereof. Without limiting the foregoing, in the event that the level of the Index for the first day of the Lease Year In Question is not known as of said first day, Tenant shall continue to pay Annual Base Rent at the rate in effect immediately prior to the commencement of the Lease Year In Question until the Index for the first day of the Lease Year In Question becomes available. Thereafter, Landlord shall determine the proper Annual Base Rent payable during the Lease Year In Question, which shall apply retroactively from and after the first day of the Lease Year In Question.
To the extent that Tenant shall have paid less than the full and proper amount of Annual Base Rent from and after the first day of the Lease Year In Question, said deficiency shall be paid to Landlord within fifteen (15) days of Landlord's demand therefor.

                                       Initials:

                                       /s/ PVP
                                       _____________________
                                       Landlord

                                       /s/ PJM
                                       _____________________
                                       Tenant


                           EXTENSION OPTION RIDER
                           ----------------------


Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      1. Grant of Option. So long as Tenant has not theretofore exercised its right of early termination as set forth in Section 40 hereof, and subject to all of the provisions of this Rider, Landlord hereby grants to Tenant the option (the "Option") to extend the Term following the expiration of the original term hereof (the "Initial Term") for an additional term of ten (10) years (the "Extension Term").

      2. Exercise of Option. The Option shall be exercised only by written notice (the "Extension Notice") delivered to Landlord in accordance with
Section 35 of the Lease at least one (1) year before the expiration of the Initial Term. No verbal communication by Tenant with Landlord or any of its principals, agents or employees of exercise of this Option shall be an effective exercise of this Option. Time shall be of the essence with respect to delivery of the Extension Notice and if, for any reason whatsoever, Landlord fails to receive the Extension Notice within the specified time period, the Option shall automatically and irrevocably lapse, be null and void and Tenant shall have no further right to extend the Term.

      3. Conditions Precedent to Option. The Option shall be exercisable by Tenant and the Lease shall continue for the Extension Term on all of the foregoing conditions:

      (a) At the time Landlord receives the Extension Notice and at the commencement of the Extension Term, Tenant shall not then be in material default under any of the provisions of the Lease. This condition may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's Extension Notice.

      (b) At the time Landlord receives the Extension Notice and at the commencement of the Extension Term, the Tenant named in Section 1(c) of the Lease shall not have assigned the Lease or sublet any portion of the Demised Premises.

      4. Extension Term Provisions. The Extension Term shall be on all of the same terms and conditions set forth in the Lease and applicable to the Initial Term, including provisions relating to the payment of Additional Rent, except that the Annual Base Rent for the Extension Term shall be determined in the following manner:

      (a) The Annual Base Rent for the first Lease Year of the Extension Term shall be the then current market rental rate for comparable industrial space in Salem, New Hampshire (the "Fair Market Rental"), provided, however, that in no event whatsoever shall the Annual Base Rent for the first Lease Year of the Extension Term be less than the Annual Base Rent for the last Lease Year of the Initial Term. If the Fair Market Rental as determined by Landlord is not greater than the Annual Base Rent for the last Lease Year of the Initial Term, then, the Annual Base Rent for the first Lease Year of the Extension Term shall conclusively be deemed to be equal to the Annual Base Rent for the last Lease Year of the Initial Term, and Landlord shall provide notice to that effect to Tenant. If, in Landlord's opinion, the Fair Market Rental is greater than the Annual Base Rent for the last Lease Year of the Initial Term, then, Landlord shall set forth its opinion of the Fair Market Rental in a written notice from Landlord to Tenant ("Notice of Rent Determination") given within sixty (60) days following Landlord's actual receipt of the Extension Notice from Tenant, If Tenant does not wish to accept the Fair Market Rental as set forth in Landlord's Notice of Rent Determination, then, Tenant shall give Landlord written notice of such non-acceptance ("Tenant's Notice of Non-Acceptance") within twenty (20) days after Tenant's receipt of Landlord's Notice of Rent Determination; said twenty (20) day period being strictly of the essence. If Tenant notifies Landlord that Tenant accepts Landlord's determination of the Fair Market Rental, or, if, for any reason whatsoever, Landlord fails to receive a timely and proper Notice of Non-Acceptance, then, Tenant shall automatically, conclusively, and irrevocably be deemed to have accepted and agreed to the Fair Market Rental set forth in Landlord's Notice of Rent Determination. If Tenant delivers a timely and proper Notice of Non-Acceptance to Landlord, then, Tenant shall automatically, conclusively and irrevocably be deemed to have withdrawn and nullified its prior exercise of the Option to extend the Term of this Lease for the Extension Term, unless said Notice of Non-Acceptance expressly contains a demand to submit the determination of the Fair Market Rental to the appraisal process described below.

      (b) If Tenant's timely and proper Notice of Non-Acceptance contains a demand to submit the determination of the Fair Market Rental to appraisal, then, within twenty (20) days of said proper and timely demand, Landlord and Tenant shall each retain a reputable appraiser with at least ten (10) years experience in appraising industrial buildings in Salem, New Hampshire. Each party shall bear the cost of its appraiser. Each party shall direct its appraiser to render his/her opinion of the Fair Market Rental within thirty
(30) days of the date of his/her selection. Each party's appraiser shall prepare a written report setting forth said appraiser's opinion of the Fair Market Rental. In the event that the Fair Market Rentals determined by the two appraisers shall not differ by more than five (5%) percent of the lower appraisal, then the Fair Market Rental shall be deemed to be the average of the two appraisals and said average shall be final, conclusive and binding on Landlord and Tenant. If the Fair Market Rentals determined by the two appraisers shall differ by more than such five (5%) percent amount, then, the two (2) appraisers shall select a third appraiser with at least ten (10) years experience in appraising industrial buildings in Salem, New Hampshire, with Landlord and Tenant each to pay one half (1/2) of the cost of such third appraiser. Said third appraiser's sole function shall be to select as the Fair Market Rental either the Fair Market Rental determined by Landlord's appraiser or the Fair Market Rental determined by Tenant's appraiser. Said third appraiser shall have no right to average the appraisals of Landlord's appraiser and Tenant's appraiser or otherwise select as the Fair Market Rental any amount other that determined by Landlord's appraiser or that determined by Tenant' appraiser. So long as the third appraiser proceeds as aforesaid, the determination of the Fair Market Rental by the third appraiser shall be binding and conclusive on Landlord and Tenant and shall be set forth in an Amendment to Lease which Landlord and Tenant shall both promptly execute. The third (3rd) appraiser shall be instructed to submit his or her appraisal report within thirty (30) days after the date of his or her engagement.

      (c) For each particular Lease Year of the Extension Term from, after and including the second Lease Year of the Extension Term hereof, through, to and including the tenth Lease Year of the Extension Term hereof (said particular Lease Year being hereinafter in this paragraph referred to as the "Lease Year in Question"), Annual Base Rent shall be an annual amount equal to the product of (i) Fair Market Rental multiplied by (ii) a fraction, the numerator of which shall be the Index (as hereinafter defined) existing on the first day of the Lease Year In Question and the denominator of which shall be the Index existing as of the first day of the first Lease Year of the Extension Term; provided, however, that in no event whatsoever shall the Annual Base Rent for the Lease Year In Question be less than the Fair Market Rental. As used herein, the term "Index" shall mean and shall refer to the Consumer Price Index, All Urban Consumers (CPI-U) for the Boston -- Lawrence -- Salem, MA -- NH Area, all items (1982-84 = 100) of the United State Bureau of Labor Statistics, United States Department of Labor. In the event that as of any relevant date the Index is no longer published or issued, such other index as in Landlord's reasonable judgment provides a basis for wage negotiations shall be used and employed in the place and stead thereof. Without limiting the foregoing, in the event that the level of the Index for the first day of the Lease Year In Question is not known as of said first day, Tenant shall continue to pay Annual Base Rent at the rate in effect immediately prior to the commencement of the Lease Year In Question until the Index for the first day of the Lease Year In Question becomes available. Thereafter, Landlord shall determine the proper Annual Base Rent payable during the Lease Year In Question, which shall apply retroactively from and after the first day of the Lease Year In Question. To the extent that Tenant shall have paid less than the full and proper amount of Annual Base Rent from and after the first day of the Lease Year In Question, said deficiency shall be paid to Landlord within fifteen (15) days of Landlord's demand therefor.

      (d) If Tenant's Notice of Non-Acceptance does not contain a demand to submit the determination of the Fair Market Rental to the appraisal process described above, then, Tenant shall automatically, conclusively and irrevocably be deemed to have withdrawn and nullified its prior exercise of the Option to extend the Term of this Lease for the Extension Term; the Term of this Lease shall expire upon the last day of the Initial Term; and Tenant shall have no further option of any nature whatsoever to extend the Term beyond said last day of said Initial Term.

      (e) Tenant shall have no option to further extend the Term beyond the Extension Term herein provided.



                                       Initials:


                                       /s/ PVP
                                       _____________________
                                       Landlord


                                       /s/ PJM
                                       _____________________
                                       Tenant


                            REAL ESTATE TAX RIDER
                            ---------------------


Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      Tenant shall pay as Additional Rent, Tenant's Proportionate Share, as defined in Par. 1(j) of the Lease, of all real estate taxes assessed against the Property for any tax fiscal year which occurs wholly or partially during the Term of this Lease (such Additional Rent is hereinbefore and hereinafter called the "Tax Rent"). The term "real estate taxes" shall mean (i) any tax, assessment or other governmental charge of any kind, which at any time during the Term may be levied, assessed, or imposed upon, or become due and payable with respect to, or against the Property and/or the Building or any part of either; (ii) any assessment for public betterment or improvements levied, assessed or imposed upon or against the Property; (iii) any reasonable legal fees, court costs, appraisal fees and other costs incurred by Landlord in connection with contesting the assessed valuation of the Property for real estate tax purposes; (iv) any tax levied, assessed or imposed at any time upon or against the receipt of income or rents and/or the use or occupancy of all or any portion of the Building and/or Land, including, without limitation, any so-called "occupancy tax" or so-called "use tax"; and (v) any other tax, levy, assessment or charge replacing or supplementing in whole or in part any tax, levy, assessment or charge included within clause (i) through (iv) directly above. Real estate taxes for any tax fiscal year beginning before the Commencement Date or terminating after the Expiration Date shall be apportioned so that Tenant shall pay only such portion of the real estate taxes as shall be attributable to the portion of such tax fiscal year occurring during the Term of this Lease. The term "real estate taxes" shall not include income taxes, estate taxes, or inheritance taxes. Tenant shall pay 100% of any increase in tax assessment attributable to improvements or alterations to the Building and/or Premises made by or for Tenant specially.

      If a tax, levy or assessment for public improvements is levied against the Property, and if Landlord elects to pay such assessment in installments, then, Tenant shall pay its Proportionate Share of the installments payable during or attributable to the Term, together with any interest due as a result of the installment payments. Any installment which relates partially to a period during the Term hereof and partially to a period outside the Term hereof shall be appropriately prorated.

      Tenant shall pay its Tax Rent, as Additional Rent in monthly installments on the first day of each month on an estimated basis as determined by Landlord. Landlord may adjust such estimate at any time and from time to time based upon Landlord's reasonable anticipation of the real estate taxes which may be assessed against the Property. Within a reasonable time after the real estate taxes for any tax fiscal year shall be fixed by the appropriate governmental authorities, Landlord shall deliver to Tenant a statement setting forth the actual real estate taxes assessed against the Property for such tax fiscal year, the amount paid by Tenant as Tax Rent on account thereof, Tenant's Share of such real estate taxes, and the amount due to or from Tenant, together with a copy of the actual tax bill. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within fifteen (15) days after Landlord's request therefor as Additional Rent. Any amount paid by Tenant which exceeds the actual amount due shall be credited to the next succeeding payments due as Tax Rent hereunder, unless the Term has then expired in which event such excess amount shall be refunded to Tenant forthwith.

      Tenant shall have a period of fifteen (15) days after receipt Landlord's statement of Tax Rent due to object to Landlord's billing. Such objection shall be in writing and delivered to Landlord within fifteen (15) days of Tenant's receipt of such bill, and shall be accompanied by payment in full of the Tax Rent. Tenant shall then have a period of thirty (30) days to review the records of Landlord with respect to the real estate taxes of the Property. During said review, Landlord shall make available to Tenant evidence of Landlord's payment of real estate taxes. In the event Tenant does not give such notice on a timely basis, or make such investigation on a timely basis, Tenant's right to object to the Tax Rent shall be deemed waived and Landlord's statement of Tax Rent deemed approved by Tenant. Time shall be of the essence with respect to Tenant's notice of objection and review of Landlord's records. Without limiting the foregoing, if Tenant's review of Landlord's records relating to real estate taxes for any particular period of the Term hereof demonstrates to the satisfaction of Landlord and Tenant that Tenant has paid more than Tenant's Proportionate Share of all real estate taxes for said period, then, the excess amount paid by Tenant shall be utilized by Tenant as a credit against its obligation to pay Annual Base Rent and/or Additional Rent for any period after the date of said review.



                                       Initials:

                                       /s/ PVP
                                       _____________________
                                       Landlord

                                       /s/ PJM
                                       _____________________
                                       Tenant


                           OPERATING EXPENSE RIDER
                           -----------------------


Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      Tenant shall pay as Additional Rent Tenant's Proportionate Share, as defined in Par. 1(j) of the Lease, of all operating expenses of the Property for any calendar year which occurs wholly or partially during the Term of this Lease (such Additional Rent is hereinbefore and hereinafter called the "Expense Rent"). The term "expenses" shall mean (i) all of Landlord's Insurance Costs (as hereinafter defined); (ii) any and all reasonable and necessary costs incurred by Landlord in providing the services described in Landlord's Services Rider and (iii) any and all reasonable and necessary costs incurred by Landlord in connection with the operation, maintenance, care and repair of the Property, including, but not limited to, gardening and landscaping; snow removal; repairing, resurfacing or repaving the parking areas, roads or driveways on the Property; repairing, resurfacing or repaving the walkways, entrances or exits on the Property; repairing leaks to the roof, walls, windows and basement of the Building; repairing or replacing the drainage on the Property; inspecting, repairing or resurfacing the roof; repairing, adjusting or replacing parts of the HVAC equipment; electrical repairs or replacements; plumbing repairs or replacements; common area, restroom and/or hallway repairs or replacements; commissions and consulting fees in connection with the placement of insurance (provided, that if such insurance relates to the Property, as well as other properties, then, such commissions and consulting fees shall be equitably allocated between the Property and such other properties); direct wages, fringe benefits and payroll taxes of all employees specifically required to provide services to the Property; labor and materials for repairs and replacements for the Building and other improvements on the Property; trash removal; service contracts provided the same are competitively bid on an annual basis; fuel oil; painting; security; elevator inspection, maintenance and repair; telephonic expenses solely as reasonable and necessary for the operation of the Property; common area and parking lot utilities; signage and directory costs; professional fees to the extent they are related to the operation and/or management of the Property; administrative expenses; management fees; and alterations and improvements made by reason of governmental requirements unless such alterations or improvements are required as a result of another tenant's specific use of its premises at the Property. The costs of cleaning the Common Areas and utilities serving the Common Areas only shall be included in "expenses". Notwithstanding anything to the contrary herein, it is agreed that all costs incurred by Landlord for any item that would be characterized as a capital improvement under generally accepted accounting principles shall be amortized on a straight line basis over the useful life of said capital improvement. During each year of the Term hereof only said portion of said costs as are allocable to said year together with interest on said costs, from the date said costs were incurred, at the rate of Prime plus one (1%) percent per annum, shall be included in "expenses". If the Commencement Date is other than the first day of a calendar year, or the Expiration Date is prior to the last day of a calendar year, the Expense Rent shall be apportioned so that Tenant shall pay only such portion of the expenses of the Property attributable to such calendar year occurring during the Term of this Lease.

      As used herein, the term "Landlord's Insurance Costs" shall mean any and all premiums and other costs incurred by Landlord in order to obtain and/or maintain one or more of the following policies of insurance for the Property or any part thereof: (i) insurance covering all risk of physical loss or damage to the Building in the full amount of its replacement value (including agreed amount endorsement), but in no event less than the amount required by any mortgagee of the Property ("Landlord's Mortgagee") (such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils, including demolition and increased cost of construction, water damage, sprinkler leakage, and any other perils which Landlord or Landlord's Mortgagee deems reasonably necessary or which Landlord's Mortgagee requires); (ii) rental income insurance in an amount equal to one year's Annual Base Rent and all Additional Rent; (iii) insurance against loss or damage by boiler or machinery or internal explosion or breakdown of boilers, equipment or electrical appurtenances, in an amount required by Landlord or any Landlord's Mortgagee; (iv) flood hazard insurance in the amount of the full replacement cost of the Building, or if such amount of insurance is not obtainable, in the maximum amount which is obtainable if such flood hazard insurance is required by Landlord's Mortgagee; and (iv) comprehensive public liability insurance, including contractual liability coverage; plus any deductible amount provided for under any of the foregoing policies in the event of loss.

      Tenant shall pay its Expense Rent as Additional Rent in monthly installments on the first day of each month on an estimated basis as reasonably determined by Landlord. Landlord may adjust such estimate at any time and from time to time based upon Landlord's experience and anticipation of costs, provided such adjustments are not made more than twice in any Lease Year. After the end of each calendar year during the Term, Landlord shall deliver to Tenant a statement setting forth the actual expenses of the Property for such calendar year, the amount paid by Tenant as Expense Rent on account thereof, Tenant's Share of such expenses, and the amount due to or from Tenant. If Tenant has paid less than the actual amount due, Tenant shall pay the difference to Landlord within fifteen (15) days after Landlord's request therefor as Additional Rent. Any amount paid by Tenant which exceeds the amount due shall be credited to the next succeeding payments due as Expense Rent hereunder, unless the Term has then expired in which event such excess amount shall be refunded to Tenant.

      Tenant shall have a period of fifteen (15) days after receipt Landlord's statement of Expense Rent due to object to Landlord's billing. Such objection shall be in writing and delivered to Landlord within fifteen
(15) days of Tenant's receipt of such bill and shall be accompanied by payment in full of the Expense Rent. Tenant shall then have a period of thirty (30) days to review the records of Landlord with respect to the expenses of the Property. In the event Tenant does not give such notice on a timely basis, or make such investigation on a timely basis, Tenant's right to object to the Expense Rent shall be deemed waived and Landlord's statement of Expense Rent deemed approved by Tenant. Time shall be of the essence with respect to Tenant's notice. Without limiting the foregoing, if Tenant's review of Landlord's records relating to expenses for any particular period of the Term hereof demonstrates to the satisfaction of Landlord and Tenant that Tenant has paid more than Tenant's Proportionate Share of expenses for said period, then, the excess amount paid by Tenant shall be utilized by Tenant as a credit against its obligation to pay Annual Base Rent and/or Additional Rent for any period after the date of said review.

      Notwithstanding anything to the contrary herein, the following shall not be deemed "expenses": (i) costs incurred by Landlord to repair or remedy defects in the initial construction of the Building; (ii) costs incurred by Landlord to construct an improvement to the Building which is intended to benefit only a specific tenant of the Building; and (iii) costs incurred by Landlord, which would otherwise be "expenses" under this Rider, which costs are reimbursed to Landlord by insurance carriers or contractors.



                                       Initials:

                                       /s/ PVP
                                       _____________________
                                       Landlord

                                       /s/ PJM
                                       _____________________
                                       Tenant


                            AVAILABLE SPACE RIDER
                            ---------------------

Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      1. The Enco Space. Subject to all of the provisions of this Rider, Tenant agrees that it shall add to the Demised Premises that portion of the Building presently occupied by Enco Manufacturing Company (the "Enco Space"), at such time as the Enco Space becomes vacant and available for lease during the Term hereof, provided that the Enco Space becomes available for occupancy on or before December 1, 1998. Landlord represents that the Enco Space contains approximately 12,000 square feet. Without limiting the foregoing, Landlord shall use best faith efforts to terminate the current lease for the Enco Space and cause the present tenant thereof to vacate same and remove all its possessions as soon as possible after the date of execution hereof.

      2. Notice of Availability. Landlord shall notify Tenant that the Enco Space will become vacant and ready for occupancy in the condition hereinafter provided by this Rider (the "Space Notice"). This Space Notice shall set forth the date on which Landlord anticipates being able to deliver possession of the Enco Space to Tenant and the amount by which the Annual Base Rent for the Demised Premises shall be increased. Said increase in Annual Base Rent shall be determined by Landlord by dividing the Annual Base Rent in effect on the date of the Space Notice by 34,000 and then multiplying the quotient so determined by 12,000 (subject to any increase in Annual Base Rent that Landlord may be entitled to if the Space Notice is sent in one particular Lease Year and the date on which Tenant first occupies the Enco Space occurs in a subsequent Lease Year).

      From and after the Possession Date, as said term is defined in Section 3 of this Available Space Rider, all references in the Lease to the term Annual Base Rent, including, without limitation, all references to said term in the Annual Base Rent Rider, shall be deemed references to the Annual Base Rent as increased by this Section 2 of this Available Space Rider. Without limiting the foregoing, it is expressly understood and agreed that from and after the Possession Date, the annual increases in Annual Base Rent provided for in the Annual Base Rent Rider shall apply to the entire Annual Base Rent, including that portion allocable to the Enco Space.

      3. Condition of Enco Space, Delivery of Possession. The Enco Space shall not be deemed ready for occupancy, nor in compliance with the provisions of this Rider, until and unless Landlord is ready and able to deliver same to Tenant in the following condition: broom clean, with all personal property, trade fixtures, machinery and equipment removed therefrom; all sprinkler, electrical, plumbing and HVAC systems which service the Enco Space in good working order; and all interior walls and floors in good condition, without any holes or similar damage. Except as hereinabove set forth, Tenant shall accept the Enco Space in its "as is" condition on the Possession Date (as said term is hereinafter defined), and except for Landlord's obligations under the immediately preceding sentence, all alterations and improvements to the Enco Space, if any, shall be made at Tenant's expense, subject always, however, to all the terms and provisions of this Lease relating to alterations, modifications and improvements of the Demised Premises. So long as the Enco Space is then ready for occupancy, the term "Possession Date" shall mean the earlier of (i) the thirty-first
(31st) day following the date Tenant receives the Space Notice and (ii) the first day Tenant commences to use and occupy the Enco Space. If, however, the Enco Space is not then ready for occupancy, the Possession Date shall be postponed until the day on which the Enco Space becomes ready for occupancy as provided for herein. Without limiting the foregoing, it is agreed that Tenant shall not be responsible for any environmental or other pre-existing dangerous or illegal conditions existing at the Enco Space prior to the Possession Date.

      4. Not an Option. It is not the intent of Landlord and Tenant to grant Tenant any option hereunder. Rather, it is the express intent of Landlord and Tenant hereunder to require (i) Landlord to deliver the Enco Space and (ii) Tenant to accept the Enco Space, subject always to the terms and provisions of this Rider. Notwithstanding anything to the contrary herein, Landlord, at its sole discretion, may elect not to deliver the Enco Space to Tenant on the Possession Date, in which case the Enco Space shall not become part of the Demised Premises, if, as of the Possession Date, one or more of the following conditions exists:

      (a) Tenant is in material default with respect to any of its obligations under this Lease; or

      (b) The Tenant named in Section 1(c) of the Lease shall have theretofore assigned this Lease or sublet any portion of the Premises.

It is expressly understood and agreed that Landlord, in its sole and absolute discretion, may elect to deliver the Enco Space to Tenant on the Possession Date notwithstanding the existence of one or more of said conditions, in which event Tenant shall accept the Enco Space and said Enco Space shall thereupon become part of the Demised Premises.

      5. Enco Space Provisions. (a) From and after the Possession Date the Lease shall be deemed amended to include the Enco Space as part of the Demised Premises and the terms "Premises" and "Demised Premises" as used in this Lease shall thereafter be deemed to include the Enco Space. From and after the Possession Date, all of the terms and conditions set forth in the Lease shall be applicable to the Enco Space as if same were originally part of the Premises, except the Annual Base Rent shall be as set forth in Landlord's Space Notice and Tenant's Proportionate Share shall be increased to 62.59%, which percentage Landlord represents shall be Tenant's true, correct and accurate Proportionate Share after the Possession Date.

      (b) At any time after the Possession Date, Tenant shall execute and deliver to Landlord an agreement confirming the addition of the Enco Space to the Demised Premises, and setting forth the square foot area of the Enco Space, the Possession Date, the Annual Base Rent for the Enco Space and the aggregate Annual Base Rent for the Demised Premises (including the Enco Space) on the Possession Date, and such other matters as Landlord shall reasonably request or require.

      6. No Violations. Landlord represents and warrants to Tenant that to the best of Landlord's knowledge on the date of execution hereof, Landlord is not in receipt of any notices of outstanding violations of any ordinances, orders, rules, regulations, and other governmental requirements relating to the use, condition and occupancy of the Enco Space, including the Americans With Disabilities Act, all handicapped access related requirements and all rules, orders, regulations and requirements of the Board of Fire Underwriters or insurance service office, or any similar body having jurisdiction over the Enco Space.

      7. Rent Concession. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to pay any Annual Base Rent or Additional Rent for the Enco Space for the first thirty (30) days following the Possession Date.


                                       Initials:

                                       /s/ PVP
                                       _____________________
                                       Landlord

                                       /s/ PJM
                                       _____________________
                                       Tenant


                         TERMINATION OF LEASE RIDER
                         --------------------------

      TERMINATION OF LEASE, by and between PVP-SALEM ASSOCIATES, L.P., as Landlord, and PARLEX CORPORATION, as Tenant.

                                 BACKGROUND
                                 ----------

      A. On or about July 8, 1992, AHB Realty Corporation, as Landlord and Tenant entered into an Agreement of Lease (the "Lease" for the purposes of this Rider only) for certain premises located at 7 Industrial Way, Salem, New Hampshire (the "Premises" for the purposes of this Rider only). The term of the Lease expired June 30, 1997.

      B. Landlord is the successor-in-interest to AHB Realty Corporation. Tenant and Landlord now wish to enter into a new lease ("New Lease") for the Premises.

      C. Each party (hereinafter in this paragraph the "first party") is prepared to enter into the New Lease if and only if the other party agrees to formally terminate the Lease and release the first party and all of the first party's predecessors-in-interest from all presently known claims thereunder.

                                  AGREEMENT
                                  ---------

      FOR AND IN CONSIDERATION of the foregoing premises and in further consideration of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. The Lease shall be and hereby is terminated as of 11:59 P.M. on the date ("Termination Date") immediately preceding the Commencement Date of the New Lease.

      2. Effective as of the Commencement Date of the New Lease, Tenant shall and hereby does irrevocably, unconditionally, fully and finally release Landlord and all of Landlord's predecessors-in-interest from any and all claims, demands, actions and causes of action (collectively, "Claims") which Tenant may have against Landlord and/or any or all of Landlord's predecessors-in-interest as a result of or in connection with the Lease or Tenant's use and occupancy of the Premises at all times prior to the Commencement Date of the New Lease, no matter how or under what theory of liability such claims arise, to the extent such Claims are presently known to Tenant.

      3. Effective as of the Commencement Date of the New Lease, Landlord shall and hereby does irrevocably, unconditionally, fully and finally release Tenant and all of Tenant's predecessors-in-interest from any and all Claims which Landlord may have against Tenant and/or any or all of Tenant's predecessors-in-interest as a result of or in connection with the Lease or Tenant's use and occupancy of the Premises at all times prior to the Commencement Date of the New Lease, no matter how or under what theory of liability such claims arise, to the extent such Claims are presently known to Landlord.

      4. Each party (hereinafter in this Section the "first party") acknowledges that the other party (hereinafter in this Section the "second party") would not enter into the New Lease unless the first party executed and delivered to the second party this instrument, including the release provisions set forth in Sections 2 and 3 above. The first party agrees that the execution by the second party of the New Lease is sufficient consideration to the first party for granting of said release. The first party agrees that it shall not seek any additional consideration from the second party or any of the second party's predecessors-in-interest for the granting of said release.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 12th day of August, 1997.

                                       LANDLORD:

WITNESS:                               PVP-SALEM ASSOCIATES, L.P.
                                       BY:  PVP-SALEM CORP.,
                                            Its General Partner


______________________________         By: /s/ Paul V. Profeta
                                           ___________________________
                                           PAUL V. PROFETA,
                                           President


                                       TENANT:


ATTEST:                                PARLEX CORPORATION

______________________________         By: /s/ Peter J. Murphy
                                           ___________________________

                                       Its: President
                                            __________________________



                         RULES AND REGULATIONS RIDER
                         ---------------------------


Date of Lease:     August 12, 1997

Landlord:          PVP-Salem Associates, L.P.

Tenant:            Parlex Corporation

Property:          Portion of 7 Industrial Way, Salem, N.H.


      Landlord hereby promulgates the following Rules and Regulations with respect to the Property:

      1. The roads, driveways, parking areas, sidewalks, entrances, elevators, stairways and halls shall not be obstructed by any tenant or used for any purpose other than for ingress to and egress from such tenant's Premises. No tenant shall store any of its property outside of its Premises.

      2. No tenant shall use or keep any foul or noxious gas or substance in its Premises, or permit its Premises to be used in a manner offensive or objectionable to Landlord in its sole judgment or other tenants of the Building by reason of noise, odors or vibrations. No animals or birds shall be kept on the Property.

      3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of its Premises or the Building or on the inside of its Premises which is visible from the outside of the premises without the prior written consent of the Landlord, except as provided in the Lease.

      4. Except as currently existing, no tenant shall lay linoleum or other similar floor coverings so that the same shall come in direct contact with the floor of its Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first fixed to the floor by a paste or other material that may easily be removed with water; the use of cement or other similar adhesive material is expressly prohibited. Carpeting without padding shall have jute backing and shall be installed only with quick release cement.

      5. Tenant shall not install any additional locks or change the locks on any of the entrance doors or interior doors of its Premises.

      6. Tenant shall not install any window coverings other than venetian blinds as specified by Landlord, without Landlord's consent, which shall not be unreasonably withheld.

      7. No tenant shall place a load upon any floor of its Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, office machines, other machines and mechanical equipment. Such installations shall be placed in locations in the Premises and in such manner sufficient to absorb and prevent vibration, noise and annoyance.

      8. Freight, furniture, equipment, supplies, merchandise and bulky matter shall be delivered to and removed from the Premises only through the entrances and corridors designated by Landlord, and only during the hours and in the manner prescribed by Landlord. Any damage that occurs to the Premises, Building and/or Property due to such deliveries shall be repaired by Landlord at Tenant's sole cost and expense. All amounts due and owing by Tenant to Landlord pursuant to the immediately preceding sentence shall be deemed Additional Rent under this Lease and shall be paid by Tenant to Landlord within fifteen (15) days of Landlord's invoice therefor.

      9. No tenant shall bring or keep in its Premises any inflammable, combustible or explosive fluid, material, chemical or substance, or cause any odors of cooking or other processes, or any objectionable odors to permeate in or emanate from its Premises.

      10. Tenant shall not install any item of equipment in its Premises, Building and/or Property which creates a harmonics problem which interferes with other equipment in the Building, or creates a power factor of less than 90%.

                                       Initials:

                                       /s/ PVP
                                       _____________________
                                       Landlord

                                       /s/ PJM
                                       _____________________
                                       Tenant